                                                                    Exhibit 10.4



                            ASSET PURCHASE AGREEMENT

                                      AMONG

                      MTVP (FIRST VIRTUAL INVESTMENTS), LLC

                               SILICON VALLEY BANK

                             MORRISON & FOERSTER LLP

                       FIRST VIRTUAL COMMUNICATIONS, INC.

                                       AND

                             CUSEEME NETWORKS, INC.


                                FEBRUARY 12, 2005

                                TABLE OF CONTENTS

                                                                                          PAGE
ARTICLE I        SALE OF ASSETS AND TERMS OF PAYMENT.........................................1

        1.01   Assets Being Sold to Buyer....................................................1
        1.02   Retained Assets...............................................................3
        1.03   Assumed Liabilities...........................................................4
        1.04   Retained Liabilities..........................................................5
        1.05   Purchase Price................................................................6
        1.06   Allocation of the Purchase Price..............................................6
        1.07   Absolute Sale.................................................................7

ARTICLE II       RELATED AGREEMENTS..........................................................7

        2.01   Assignments of Patent, Trademark, and Copyright Rights........................7
        2.02   Bill of Sale..................................................................7
        2.03   Real Property Lease Assignments...............................................7
        2.04   Contract Assignment...........................................................7

ARTICLE III      REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLERS........................7

        3.01   Organization and Good Standing; Assets of Subsidiaries........................8
        3.02   Authorization; Compliance with Other Instruments and Law......................8
        3.03   Due Diligence.................................................................9
        3.04   Operation of the Business in the Ordinary Course..............................9
        3.05   Tax Matters...................................................................9
        3.06   Material Contracts and Commitments: Cure Costs................................9
        3.07   Licenses, Permits and Authorizations.........................................10
        3.08   Title to Purchased Assets....................................................11
        3.09   Proprietary Rights...........................................................11
        3.10   Employee Benefit Plans; Labor Matters........................................12
        3.11   Litigation and Other Claims..................................................13
        3.12   [Intentionally Omitted]......................................................13
        3.13   Compliance with Laws.........................................................13
        3.14   Insurance....................................................................14
        3.15   Real Property Leases.........................................................14
        3.16   Condition of Purchased Assets................................................14
        3.17   Environmental Matters........................................................14
        3.18   Full Disclosure..............................................................16
        3.19   Representations and Warranties True at the Closing...........................16

ARTICLE IV       REPRESENTATIONS, WARRANTIES
                 AND COVENANTS OF BUYER.....................................................16


                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
        4.01   Organization and Good Standing...............................................16


        4.02   Due Authorization; Noncontravention..........................................16

ARTICLE V        EMPLOYEES..................................................................17

        5.01   Employees and Employee Benefits..............................................17
        5.02   Third Parties................................................................18

ARTICLE VI       WORKERS COMPENSATION, PRODUCT
                 LIABILITY AND WARRANTY RESPONSIBILITY......................................19

        6.01   Workers Compensation.........................................................19
        6.02   Product Liability and Warranty Claims........................................19

ARTICLE VII      COVENANTS AND AGREEMENTS REGARDING BANKRUPTCY..............................19

        7.01   Bankruptcy Actions...........................................................19

ARTICLE VIII     PRE-CLOSING COVENANTS......................................................21

        8.01   General......................................................................21
        8.02   Operation of Business........................................................21
        8.03   Books of Account.............................................................21
        8.04   Access to Information........................................................21
        8.05   Key Employees................................................................22
        8.06   Consents.....................................................................22
        8.07   Delivery of Schedules; Notice of Developments................................22
        8.08   Related Agreements...........................................................22
        8.09   Press Releases and Public Announcements......................................22
        8.10   Enforcement of Rights with Respect to Employees, etc.........................22
        8.11   Limitation on Solicitation, etc..............................................22

ARTICLE IX       CLOSING CONDITIONS.........................................................23

        9.01   Condition to Obligations of all Parties......................................23
        9.02   Conditions to the Obligations of Sellers.....................................23
        9.03   Conditions to the Obligations of Buyer.......................................23

ARTICLE X        THE CLOSING................................................................24

        10.01  Time and Place of Closing....................................................24
        10.02  Instruments of Transfer, Etc.................................................24
        10.03  Termination of Agreement.....................................................25
        10.04  Effect of Termination........................................................26

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                          PAGE
ARTICLE XI       POST-CLOSING COVENANTS.....................................................26

        11.01  Expenses.....................................................................26
        11.02  Further Assurances...........................................................26
        11.03  Commissions and Fees.........................................................26
        11.04  Sales, Transfer and Use Taxes................................................27
        11.05  Accounts Receivable..........................................................27
        11.06  Enforcement of Rights with Respect to Employees, etc.........................27

ARTICLE XII      MISCELLANEOUS..............................................................27

        12.01  Binding Effect...............................................................27
        12.02  No Assignment................................................................27
        12.03  Counterparts.................................................................28
        12.04  Governing Law................................................................28
        12.05  Venue........................................................................28
        12.06  Notices......................................................................28
        12.07  Amendment and Modification...................................................30
        12.08  Waiver of Compliance.........................................................30
        12.09  Interpretation...............................................................30
        12.10  Incorporation of Exhibits and Schedules......................................30
        12.11  Entire Agreement.............................................................30
        12.12  Buyer's Assignee.............................................................30

                                    SCHEDULES

                                                                                   SECTION
SCHEDULE              DESCRIPTION                                                 REFERENCE

  1.01(a)             Real Property Leases                                        1.01(a)
  1.01(b)             Furniture, Machinery & Equipment                            1.01(b)
  1.01(c)             Assumed Contracts; Defaults                                 1.01(c)
  1.01(f)             Government Licenses, Permits and Authorizations             1.01(f)
  1.01(h)             Proprietary Rights                                          1.01(h)
  1.01(k)             Assumed Insurance Policies                                  1.01(k)
  1.01(m)             Budget                                                      1.01(m)
  1.02                Retained Assets                                             1.02
  3.01                Organization and Good Standing;                             3.01
  3.01(b)             Assets of Subsidiaries                                      3.01(b)
  3.02                Noncontravention                                            3.02
  3.03                Due Diligence Checklist                                     3.03
  3.04                Operation of the Business in the Ordinary Course            3.04
  3.06(a)             Sellers' Contracts; Defaults                                3.06(a)
  3.06(b)             Government Contracts; Defaults                              3.06(b)
  3.06(c)             Cure Costs                                                  3.06(c)
  3.07                Licenses, Permits and Authorizations - Exceptions           3.07
  3.08                Encumbrances on Assets                                      3.08
  3.09(b)             IP - Computer Programs                                      3.09(b)
  3.09(c)             Licensee Software                                           3.09(c)
  3.09(d)             IP - Litigation                                             3.09(d)
  3.09(e)             IP - Infringements                                          3.09(e)
  3.09(f)             IP - Encumbrances                                           3.09(f)
  3.09(g)             IP - Licenses                                               3.09(g)
  3.09(h)             IP - Royalty Fees                                           3.09(h)
  3.10                Employee Benefit Plans                                      3.10
  3.11                Litigation                                                  3.11
  3.12                Material Adverse Change                                     3.12
  3.13                Compliance with Laws                                        3.13
  3.13(b)             List of US and ISO Standards                                3.13(b)
  3.14                Insurance                                                   3.14
  3.15                Real Property Leases                                        3.15
  3.17                Environmental Matters                                       3.17
  5.01                Employees                                                   5.01(b)
  8.06                Key Employees                                               8.06
11.03                 Commissions and Fees                                       11.03

                                    EXHIBITS

                                                                                SECTION
     EXHIBIT                           DESCRIPTION                             REFERENCE
        A           Form of Assignment of Patent Rights                           2.01

        B           Form of Assignment of Trademark Rights                        2.01

        C           Form of Assignment of Copyright Rights                        2.01

        D           Form of Bill of Sale                                          2.02

        E           Form of Assignment of Leases                                  2.03

        F           Form of Contract Assignment                                   2.04

        G           Form of Sale Order                                            7.01

        H           Form of 9.03(a) Certificate                                 9.03(a)

        I           Certain Definitions                                         Recitals

                            ASSET PURCHASE AGREEMENT

        THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made as of February 12, 2005 among MTVP (First Virtual Investments), LLC, a Washington limited liability company, Silicon Valley Bank, a California banking corporation, and Morrison & Foerster LLP, a limited liability partnership (collectively "Buyer"), First Virtual Communications, Inc., a Delaware corporation ("FVC"), and CUseeMe Networks, Inc., a Delaware corporation ("CUseeMe"; and together with FVC referred to herein collectively as "Sellers" and each individually as a "Seller"). Each of Buyer, FVC and CUseeMe are sometimes individually referred to herein as a "Party" or collectively as the "Parties".

                             SUMMARY OF TRANSACTION

        Sellers are engaged in the business of providing integrated rich media communication solutions to the enterprise, service provider and public sector markets (the "Business"). CUseeMe is a wholly owned subsidiary of FVC.

        On January 20, 2005 (the "Petition Date"), each Seller filed with the United States Bankruptcy Court for the Northern District of California, San Francisco Division (the "Bankruptcy Court") a voluntary petition (the "Chapter 11 Cases") for relief under chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code").

        Each of Buyer is a secured lender to Sellers pursuant to certain written agreements. Prior to the Closing, Buyer will form a separate entity ("Buyer's Assignee") which will take ownership of the assets described below and assume the Assumed Liabilities and become the Buyer for all purposes under this Agreement other than the forgiveness of the secured debt owed by the Sellers to Buyer.

        Sellers wish to sell, and Buyer wishes to purchase, through forgiveness of its secured debt and the secured debt of Huron Consulting Services LLC, substantially all of the assets of Sellers on the conditions and pursuant to the terms herein set forth. Capitalized terms used herein shall have the meanings ascribed to them in this Agreement, including the Schedule of Definitions annexed hereto as Exhibit I. To effect such transaction and in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties hereto agree as follows:

                                   ARTICLE I

                       SALE OF ASSETS AND TERMS OF PAYMENT

        1.01 ASSETS BEING SOLD TO BUYER. Upon the terms and conditions set forth in this Agreement and subject to the provisions of the Sale Order, Seller agrees to sell and transfer to Buyer and Buyer agrees to purchase, at the Closing, all of Sellers' assets used in or associated with the Business (the "Purchased Assets"), as they shall exist on the Closing Date (as defined in Section 10.01 hereof), but excluding the Retained Assets (as defined in Section 1.02 hereof) including without limitation the following assets:

               (a) REAL PROPERTY LEASES. To the extent that the Bankruptcy Court has authorized Seller to assume and assign such leases to Buyer pursuant to section 365 of the Bankruptcy Code, all of the right, title and interest of Sellers in, to and under the leases (the "Assumed Real Property Leases") covering Sellers' leased premises (the "Leased Premises") listed on Schedule 1.01(a) hereto and all of the right, title and interest of Sellers in and to all leasehold improvements in or on the Leased Premises, which Schedule 1.01(a) shall be initially finalized by Buyer on or before February 18, 2005, provided, however, that Buyer may remove any lease from Schedule 1.01(a) at any time on or before the date that is 30 days after Closing;

               (b) FURNITURE, MACHINERY, AND EQUIPMENT. All the furniture, machinery, transportation vehicles, equipment, tools, fixtures, molds and dies and other fixed assets of Sellers located on the Leased Premises, on the premises of vendors or elsewhere, substantially all of which are listed on Schedule 1.01(b) hereto, except those items sold or otherwise disposed of after the date hereof in the ordinary course of business (subject to prior approval of Buyer);

               (c) ASSUMED CONTRACTS. To the extent that that the Bankruptcy Court has authorized Seller to assume and assign such contracts to Buyer pursuant to section 365 of the Bankruptcy Code or otherwise to transfer its rights under such contracts to Buyer pursuant to section 363 of the Bankruptcy Code, all of the right, title and interest of Sellers in, to and under those executory contracts, agreements, commitments and understandings (including leases of personal property) which are specifically listed on Schedule 1.01(c) hereto, which Schedule 1.01(c) shall be initially finalized by Buyer on or before February 18, 2005, provided, however, that Buyer may remove any contract from Schedule 1.01(c) at any time on or before the date that is 30 days after Closing (the "Assumed Contracts");

               (d) ACCOUNTS RECEIVABLE AND CUSTOMER CLAIMS. All of Sellers' accounts receivable and notes receivable, subject to any trade credits or offsets owed to customers of Sellers and all of Sellers' rights, claims and causes of action against customers of the Business;

               (e) BOOKS AND RECORDS. All of Sellers' books and records (the "Records"), including all sales and credit records, advertising and sales material, literature, customer and distributor lists, financial records, personnel and payroll records to the extent transferable under applicable law, tax, accounting and other books and records;

               (f) GOVERNMENTAL LICENSES, PERMITS AND AUTHORIZATIONS. To the extent assignable and transferable under their terms and applicable law, all governmental licenses, permits and authorizations related to the Business a complete list of which, to Sellers' Knowledge, is set forth on Schedule 1.01(f) hereto (the "Assumed Licenses");

               (g) DEPOSITS, CREDITS AND PREPAID EXPENSES. All of Sellers' deposits, credits, prepaid expenses, other current assets and all security deposits and similar assets relating to the Assigned Contracts (as defined below);

               (h) PROPRIETARY RIGHTS. Any and all Seller Proprietary Rights and any and all Seller Registered Proprietary Rights which, to the extent they can be specified, are included on Schedule 1.01(h) hereto;

               (i) INVENTORIES. All inventories of Sellers of any kind including, but not limited to, finished goods, work in progress, supplies and raw materials;

               (j) INTANGIBLE ASSETS. The intangible assets of the Business of Sellers as a going concern and good will thereof;

               (k) INSURANCE POLICIES. Those insurance policies specified by Buyer on Schedule 1.01(k) hereof (the "Assumed Insurance Policies"), to the extent such insurance policies are assignable and transferable under their terms and applicable law, which Schedule 1.01(k) shall be initially finalized by Buyer on or before February 18, 2005, provided, however, that Buyer may remove any insurance policy from Schedule 1.01(k) at any time on or before the date that is 30 days after Closing;

               (l) RIGHTS WITH RESPECT TO EMPLOYEES, ETC. To the extent assignable and transferable under applicable law, any and all of Sellers' rights to enforce employee secrecy, non-disclosure, non-competition agreements or covenants by current or former employees and any other rights to protect the Seller Proprietary Rights and Seller Registered Proprietary Rights and the Business;

               (m) CASH AND BANK ACCOUNTS. Sellers' cash and cash equivalents as of the Closing Date, including, but not limited to any bank deposit accounts, provided, however, that Sellers may retain the total sum (the "Retained Cash") in the amount of (i) the Carve-Out as defined in the Interim Order Authorizing Debtor to Obtain Postpetition Financing Secured by Liens on Property of the Estate or the Final Order Authorizing Debtor to Obtain Postpetition Financing Secured by Liens on Property of the Estate, whichever is then in effect (the "DIP Order"), except that the time period in the Carve-Out following and defined by reference to the delivery of a Default Notice in the DIP Order follows and is defined instead under this Agreement by reference to the Closing Date, plus (ii) accrued, unpaid administrative expenses under 11 U.S.C. ss. 503(b) through and including the Closing Date (other than the Carve-out, as modified under this Agreement) to the extent previously or subsequently allowed, provided that such administrative expenses are included in the budget attached as Schedule 1.01(m); and

               (n) OTHER ASSETS. All other assets, properties and rights of Sellers, of every kind and nature, owned or held by Sellers or in which Sellers have an interest on the Closing Date, known or unknown, fixed or unfixed, choate or inchoate, accrued, absolute, contingent or otherwise, whether or not specifically referred to in this Agreement, where and as they are held, other than the Retained Assets.

        1.02 RETAINED ASSETS. Notwithstanding the foregoing, the Purchased Assets shall not include any of the following (collectively the "Retained Assets"):

               (a) any equity security of a Seller or any direct or indirect subsidiary of a Seller;

               (b) Sellers' rights, title and interests under this Agreement and any agreements executed in connection herewith;

               (c) any leases covering leased premises that are not Assumed Real Property Leases;

               (d) any executory contracts, agreements, commitments and understandings (including leases of personal property) that are not Assumed Contracts;

               (e) the corporate seal, minute books, charter documents, corporate stock record books and such other Records as pertain to the organization, existence or share capitalization of Sellers and duplicate copies of the Records as are necessary to enable Seller to file its tax returns and reports as well as any other Records or materials relating to Seller generally and not involving or relating to the Purchased Assets;

               (f) all personnel records and other Records that Sellers are required by applicable law to retain in its possession, provided that Buyer will receive copies of such Records (to the extent permitted by applicable law);

               (g) all "employee benefit plans" (as such term is defined by Section 3(3) of the Employee Retirement Security Act of 1974, as amended ("ERISA")), "employee pension benefit plans" (as such term is defined by
        Section 3(2) of ERISA) and all other pension, profit sharing or cash or deferred compensation plans and trusts and assets thereof and any other employee benefit plan or arrangement thereof, if any, maintained by Sellers;

               (h) any tax attributes of the Sellers, including without limitation, any net operating loss carryovers and any right or claim for a tax refund attributable to the operation or assets of the Sellers, whether arising before or after the Closing;

               (i) the Retained Cash;

               (j) Any rights or actions for avoidance of transactions or obligations, or recovery under Sections 541 through 550 of the Bankruptcy Code (the "Avoidance Actions"), that may be asserted on behalf of Sellers as debtors in possession or a trustee in the Chapter 11 Cases against a Person other than Buyer or its Affiliates, provided that Sellers shall not assert Avoidance Actions or other claims against a Person with whom Sellers had a business relationship with as of the date immediately prior to the Closing Date; and

               (k) those assets specifically listed on Schedule 1.02 hereto.

        1.03 ASSUMED LIABILITIES. Buyer agrees to (A) assume, perform and discharge all post-Closing liabilities due under the Assumed Real Property Leases, the Assumed Contracts and Assumed Licenses and otherwise related to the Purchased Assets arising on and after the Closing Date and (B) cure, at Buyer's expense, any and all monetary defaults existing under each Assumed Real Property Lease, Assumed License, Assumed Insurance Policy and Assumed Contract included within the Purchased Assets (collectively the "Assigned Contracts") to the extent required for Sellers to assume such Assigned Contracts in the Chapter 11 Cases, provided, however, that Buyer shall not be required to pay, and shall have no liability for, any amounts to cure the Assigned Contracts in excess of the total amount of cash and cash equivalents transferred to Buyer under Section 1.01(m) above (collectively, the foregoing shall be referred to as the "Assumed Liabilities"); provided, however, any other provision of this Agreement notwithstanding, that the Parties agree and acknowledge that MTVP (First Virtual Investments), LLC, Silicon Valley Bank, Huron Consulting Services LLC and Morrison & Foerster LLP shall not in any way or at any time assume or otherwise be obligated for Assumed Liabilities, which shall only be assumed by Buyer's Assignee, or otherwise be liable for any of the debts of Sellers, and Huron is not a Buyer for the purposes of this or any other section or provision of this Agreement.

        On the Closing Date or, as regards a particular Assigned Contract, on such later date as Buyer pays the monetary cure for such Assigned Contract, Sellers shall (i) cure, at Sellers' sole expense, any and all non-monetary defaults existing under each Purchased Asset, and Assigned Contract to the extent required for Sellers to assume such Assigned Contracts in the Chapter 11 Cases, (ii) assume each Assigned Contract in the Chapter 11 Cases to the extent necessary to transfer such Assigned Contracts to Buyer, and (iii) subject to Buyer providing adequate assurance of performance to the counterparty thereto to the extent required by the Bankruptcy Court, assign such Assigned Contracts to Buyer pursuant to an order of the Bankruptcy Court (which may be the Sale Order or one or more other orders that are no less favorable to Buyer than the provisions of the Sale Order). Effective upon and concurrently with such assignment(s), Buyer shall assume each Assigned Contract assigned to it pursuant to this Section 1.03 by executing and delivering to Sellers the Assignment and Assumption of Contracts attached hereto as Exhibit F. Buyer shall not assume any liabilities or obligations of Sellers except those specifically assumed by Buyer pursuant to the provisions of this Section 1.03.

        1.04 RETAINED LIABILITIES. Buyer shall not assume any liabilities or obligations of Sellers except those specifically assumed by Buyer pursuant to the provisions of Section 1.03. Except for the Assumed Liabilities, Buyer shall not assume and shall not be liable for any of the debts, obligations, responsibilities (including, but not limited to, Sellers' responsibility for any warranty or product liability claims (including claims for injury to person or property) relating to the Business and arising from products sold or work performed on or prior to the Closing Date), undertakings or liabilities, whether matured or unmatured, fixed or contingent, secured or unsecured, accrued, absolute or other of Sellers and all such liabilities will remain the responsibility of the Sellers and shall be retained, paid, performed and discharged by the Seller and the Sale Order shall so provide. The Assumed Liabilities shall not include any of Sellers' accrued expenses or other indebtedness or liabilities incurred, related to, or arising as a result of operations conducted, actions taken or events occurring on or prior to the Closing Date, including specifically, but without limitation, (i) federal, state and local income tax liabilities, including, without limitation, all tax liabilities associated with deferred income items and all franchise, gross receipts, property, sales, use or value added taxes or any interest, additions to tax or penalties thereon; (ii) bank and other short-term debt; (iii) intercompany current liabilities; (iv) all environmental liabilities and claims arising out of conditions existing or actions taken or not taken prior to the Closing Date, (v) all litigations, arbitrations and other third party claims and proceedings, (vi) all employee benefit liabilities and obligations (including specifically, but without limitation, post-retirement medical benefits, severance pay, bonuses, incentive pay and deferred compensation, and accrued vacation and WARN Act liability to the extent arising or accruing prior to the Closing Date), and
(vii) all unknown, contingent and other liabilities and obligations not specifically assumed by Buyer pursuant to Section 1.03 above (collectively the "Retained Liabilities").

        1.05 PURCHASE PRICE. The purchase price of the Purchased Assets is the amount which is equal to the aggregate sum of the outstanding principal balances, accrued but unpaid interest, late fees, and any other charges and fees, including but not limited to any administrative or attorneys' fees, due and owing to the Buyer and Huron Consulting Services LLC on account of all of the secured loans described immediately below (the "Secured Debt"). The Purchase Price will be paid solely by the forgiveness of the Secured Debt as follows:

               (a) MTVP (First Virtual Investments), LLC: all sums outstanding pursuant to that certain Debtor In Possession Revolving Credit Agreement and all amendments and related documents thereto, which sums total approximately $780,000 as of the date of this Agreement;

               (b) Silicon Valley Bank: all sums outstanding pursuant to that certain Loan And Security Agreement and Schedule To Loan And Security Agreement dated April 3, 2003 and all amendments and related documents thereto, which sums total approximately $2,850,000 as of the date of this Agreement;

               (c) Huron Consulting Services LLC: all sums outstanding and owed to Huron Consulting Services LLC pursuant to that certain Services, Payment & Security Agreement dated August 19, 2004 and all amendments and related documents thereto, which sums total approximately $500,000 as of the date of this Agreement; and

               (d) Morrison & Foerster LLP: all sums outstanding and owed to Morrison & Foerster LLP pursuant to that certain Services, Payment & Security Agreement dated August 19, 2004 and all amendments and related documents thereto, which sums total approximately $1,060,000 as of the date of this Agreement.


        1.06 ALLOCATION OF THE PURCHASE PRICE. Each of the parties agrees that the Purchase Price shall be allocated as reasonably determined by Buyer (and reasonably satisfactory to Sellers) prior to the Closing on a schedule to be prepared by Buyer (and reasonably satisfactory to Sellers) in accordance with
Section 1060 of the Code. Each of the parties agrees to report this transaction for all state and federal tax purposes and all accounting purposes in accordance with such allocation. If any state or federal taxing authority challenges such allocation, Buyer and Sellers shall cooperate in good faith in responding to such challenge and shall each bear their own costs and expenses in any response. The party receiving the notice of such challenge shall give prompt written notice to the other party of any such challenge. Within thirty (30) calendar days after receipt of such notice, Buyer shall have the option to elect to assume the defense of any such challenge. Regardless of whether Buyer elects to assume such defense, both Buyer and Sellers, respectively, shall be entitled to approve the settlement, if any, that the other may desire to make with respect to any such challenge, which approval shall not be unreasonably withheld. The foregoing allocation shall not be determinative of the appropriate allocation of the Purchase Price among any creditors of Sellers asserting the right to receive a portion of the Purchase Price as a distribution under the Bankruptcy Code.

        1.07 ABSOLUTE SALE. Subject to the Sale Order (as defined below) and to the extent provided in the Sale Order, the Sellers' sale, conveyance, transfer and delivery of the Purchased Assets to Buyer shall be free and clear of all title defects, liabilities, obligations, liens, mortgages, security interests, encumbrances, claims or similar adverse interests of any kind or character to the extent provided in the Sale Order.

                                   ARTICLE II

                               RELATED AGREEMENTS

        Simultaneously with the Closing hereunder or, as regards a particular Assigned Contract, on such later date as Buyer pays the monetary cure for such Assigned Contract, the following agreements (the "Related Agreements") will be executed and delivered:

        2.01 ASSIGNMENTS OF PATENT, TRADEMARK, AND COPYRIGHT RIGHTS. Assignment agreements (the "Intellectual Property Assignments") in the forms of Exhibit A, Exhibit B, and Exhibit C hereto, pursuant to which Sellers will assign to Buyer, all of Sellers' right, title and interest in, to and under all Seller Proprietary Rights and Seller Registered Proprietary Rights included in the Purchased Assets.

        2.02 BILL OF SALE. Bill of Sale, in the form of Exhibit D hereto, transferring title to the Purchased Assets (other than the Real Property Leases) to Buyer.

        2.03 REAL PROPERTY LEASE ASSIGNMENTS. Assignments and/or Subleases of the Leased Premises to Buyer in the form of Exhibit E hereto.

        2.04 CONTRACT ASSIGNMENT. Assignment of the Assumed Contracts to Buyer in the form of Exhibit F hereto.

                                  ARTICLE III

                         REPRESENTATIONS, WARRANTIES AND
                              COVENANTS OF SELLERS

        Each Seller, jointly and severally, represents and warrants to, and covenants with, Buyer that as of the date hereof and as of the Closing Date:

        3.01   ORGANIZATION AND GOOD STANDING; ASSETS OF SUBSIDIARIES.

               (a) Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and assets (including the Purchased Assets) and to conduct its business as it is now being conducted. Each Seller is duly qualified to do business in each jurisdiction in which it owns, leases or operates property or otherwise conducts business, each of which is set forth on
        Schedule 3.01 hereto. Except as set forth on Schedule 3.01 hereto, no Seller has equity or similar investments, direct or indirect, in any corporation, partnership, association, joint venture or other entity.

               (b) Schedule 3.01(b) lists all material assets of the subsidiaries of the Sellers, including, but not limited to, any Proprietary Rights of such subsidiaries.

        3.02 AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS AND LAW. Subject to the entry of the Sale Order, Sellers have full corporate power and authority to enter into this Agreement, the Related Agreements and any other agreements and documents to be executed and delivered by it at Closing as contemplated hereby (collectively, the "Closing Documents"), to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Closing Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Sellers. This Agreement has been duly executed and delivered by each Seller, and is a valid and binding obligation of each Seller enforceable in accordance with its terms and the Closing Documents will, when executed and delivered by each Seller at Closing, constitute valid and binding obligations of each Seller enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditor's rights generally and by legal and equitable limitations on the availability of specific remedies.

        Except as set forth on Schedule 3.02 and upon entry of the Sale Order, the execution, delivery and performance of this Agreement and the Closing Documents will not to the Sellers' Knowledge (i) conflict with or result in a breach or violation of any provision of the Certificate of Incorporation or By-Laws or any other applicable organizational documents of either Seller or of any order, writ, injunction, judgment, decree, law, statute, rule or regulation to which either Seller is a party or by which any Seller or the Purchased Assets may be bound or affected; or (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) or result in the creation of any lien, encumbrance, security agreement, charge, pledge, equity or other claim or right of any person in or to the Purchased Assets under the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which any of the Sellers is a party or by which any Seller or the Purchased Assets may be bound. All necessary authorizations of the transactions contemplated by this Agreement required to be obtained by any Seller from any Federal, state, local or foreign government or agency shall have been obtained prior to the Closing, and any filings, notifications or disclosures required by law or regulation of any such government or agency shall have been made in such form as is acceptable as filed. Buyer shall cooperate with Sellers with respect to the aforesaid filings, notifications or disclosures to the extent necessary to obtain said authorizations. Sellers will deliver to Buyer at the Closing true and complete copies of all resolutions of their boards of directors by which the execution, delivery and performance of this Agreement and the Closing Documents and the consummation of the transactions contemplated hereby and thereby were authorized, certified by the Secretary or Assistant Secretary of each Seller as of the Closing Date.

        3.03 DUE DILIGENCE. To the Sellers' Knowledge, the due diligence materials provided by Sellers and their agents to Buyer in connection with the Transactions contemplated by this Agreement do not contain any materially incorrect information.

        3.04 OPERATION OF THE BUSINESS IN THE ORDINARY COURSE. Since January 20, 2005, except as set forth on Schedule 3.04, except as to any foreign operations and except by reason of the filing of Chapter 11 Cases, the Sellers' Business has been operated in the ordinary course, except to the extent that Buyer has otherwise agreed in writing or as is expressly contemplated by this Agreement.

        3.05 TAX MATTERS. The Sellers will file any and all required tax returns and pay any and all taxes due in connection with such returns on or prior to the Closing Date.

        3.06 MATERIAL CONTRACTS AND COMMITMENTS; CURE COSTS.

               (a) Schedule 3.06(a) hereto constitutes a full and complete list, as of the date hereof, of the possible Assigned Contracts. Except as indicated on Schedule 1.01(c) or Schedule 3.06(a), the Sellers are not in breach or violation, or in default under, any of the possible Assigned Contracts, and upon entry of the Sale Order, the execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default or breach under the possible Assigned Contracts; and except as specifically indicated on Schedule 1.01(c) or Schedule 3.06(a), the execution of this Agreement and the consummation of the transactions contemplated hereby will not give rise to any consent requirement under any of the possible Assigned Contracts for which consent has not already been obtained ("Required Consents"). All of the contracts listed on Schedule 1.01(c) and Schedule 3.06(a) are in full force and effect and have not been modified or amended in any material respect, except as set forth on Schedule 1.01(c) or Schedule 3.06(a). To Sellers' Knowledge, there exists no reason why any one of the possible Assigned Contracts or Government Contracts cannot be assumed and assigned.

               (b) Schedule 3.06(b) contains a list of all Government Contracts (as hereinafter defined) as of the date hereof, true, complete and correct copies of which have been provided or made available to Buyer. Except as set forth in Schedule 3.06(b) and except for the commencement of the Chapter 11 Cases, to Sellers' Knowledge: (i) no Seller has taken any action or omitted to take any action required under the terms of a Government Contract which would cause a material breach or default under such Government Contract or cause a Seller to be subject to disqualification or removal from any capacity which a Seller now occupies with respect to, or as a result of the Government Contracts, either directly or as a subcontractor, consultant or otherwise, nor has any Seller been disqualified or removed from any such capacity; (ii) no Seller has received notice of any default under, or notice of any violation of the terms of, any Government Contract, other than those relating to the commencement of the Chapter 11 Cases; (iii) no Seller is participating in, or is the subject of, any investigation by an Governmental Authority relating to the Government Contracts, billings, claims or business practices that is reasonably likely to lead to criminal or material civil penalties or the cancellation of any Government Contract, and no such investigation has been threatened or is actively being considered;
        (iv) no Seller is debarred or suspended under the Federal Acquisition Regulations or other similar applicable federal or state laws or regulations by any Governmental Authority from bidding for, or obtaining any Government Contract for services provided by, Sellers, and no such proceeding is pending or threatened; (v) each Seller has complied in all material respects with all applicable requirements, if any, under the Federal Truth in Negotiations Act (codified at 10 U.S.C. Sections 2306 and 2306a; 41 U.S.C. Section 254b) with respect to Government Contracts for services provided by Sellers; (vi) no Government Contract is subject to the U.S. Government Cost Accounting Standards, as set forth in 48 C.F.R. Part 30; and (vii) no Seller has engaged in any fraudulent act, bribery or other act of dishonesty or made any misrepresentation of material fact in connection with soliciting, negotiating, obtaining or maintaining any Government Contract which could serve as the basis of the termination of any such Government Contract. Except as set forth in
        Schedule 3.06(b) and to the Sellers' Knowledge: (i) the operation of the Purchased Assets has conformed, and is expected to conform, with the delivery schedule requirements of each Government Contract except as otherwise agreed by the applicable Governmental Authority; (ii) there has not been, nor is there expected to be, any cost overrun liability or spending in excess of any limitation of cost and fund provisions under any cost reimbursement type Government Contracts; and (iii) no Governmental Authority has, in writing or orally communicated, asserted or filed any actual or potential material price reduction, adverse contract adjustment, or disallowance of costs or claims in respect of any Government Contract. Except as set forth in Schedule 3.06(b) and to the Sellers' Knowledge no Seller has received, with respect to any Government Contract, notice of: (i) any cure notice pursuant to applicable contract default provisions or notice of default, however termed; (ii) any contract termination, whether for default, convenience, cancellation or a lack of funding or other reasons; (iii) any final decision or unilateral modification assessing a price reduction, penalty or claim for damages or other remedy, however termed; (iv) any claim, based on assertions of defective pricing or asserted violations of government cost accounting standards or cost principles; (v) any claim for indemnification by an Governmental Authority; (vi) other than in the ordinary course of business and in amounts less than $50,000, an equitable adjustment of or claim concerning such Government Contract submitted by or brought by any Seller or brought by any subcontractors or suppliers against a Seller; or (vii) any disallowance of costs (direct or indirect) or related claims, in each case referred to in one of the preceding clauses of this Section 3.06.

               (c) Schedule 3.06(c) lists the costs associated with curing defaults under each possible Assigned Contract to the extent the default must be cured under Bankruptcy Code Section 365(b).

        3.07 LICENSES, PERMITS AND AUTHORIZATIONS. Except as set forth on
Schedule 3.07, each of the Sellers has all approvals, authorizations, consents, licenses, franchises, orders, certificates and other permits of, and has made all filings with, any governmental authority, whether foreign, Federal, state or local, which are required for the ownership of their assets (including the Purchased Assets) or the conduct of Seller's Business as presently conducted. A complete list to the Sellers' Knowledge of all such approvals, authorizations, consents, licenses, franchises, orders, certificates, permits and filings is included on
Schedule 3.07 hereto.

        3.08 TITLE TO PURCHASED ASSETS. Except as set forth on Schedule 3.08 hereto, Sellers have good and marketable legal title to the Purchased Assets and, subject to entry of the Sale Order (as defined below) shall at the Closing deliver to Buyer good and marketable legal title to the Purchased Assets free and clear of all title defects, liabilities, obligations, liens, mortgages, security interests, encumbrances, claims or similar adverse interests of any kind or character to the extent provided in the Sale Order. All leases pursuant to which Sellers lease any of the Purchased Assets, including the frequency and amount of payments thereunder and duration of such leases are set forth on
Schedule 3.08 hereto. All such leases are valid and binding in accordance with their respective terms.

        3.09 PROPRIETARY RIGHTS.

               (a) Schedule 1.01(h) sets forth a list of the Seller Proprietary Rights and Seller Registered Proprietary Rights to the extent they can be specified.

               (b) Schedule 3.09(b) sets forth a list of computer programs (excluding readily available, off-the-shelf personal computer software packages) currently used or held for use by the Sellers.

               (c) To the Sellers' Knowledge, the Seller Proprietary Rights and Seller Registered Proprietary Rights are valid and enforceable and the Sellers have the right to use all Seller Proprietary Rights and Sellers Registered Proprietary Rights used or held for use in the Business except computer software identified on Schedule 3.09(c) as computer software not owned by the Sellers and used in the Business ("Licensee Software"). With respect to Licensee Software, at Buyer's request and to the extent permitted under the license applicable to such Licensee Software, Sellers shall sublicense the Licensee Software to Buyer on the same terms and conditions as Sellers' license applicable thereto.

               (d) Except as set forth on Schedule 3.09(d), to the Sellers' Knowledge there are no pending or threatened proceedings or litigation against any Seller: (i) based upon the Seller Proprietary Rights or the Seller Registered Proprietary Rights, or (ii) alleging that operation of the Sellers' Business or any of the Purchased Assets infringe or misappropriate the patents, trademarks, trade names, copyrights, trade secrets or other intellectual property rights of others.

               (d) Except as set forth on Schedule 3.09(e), (i) there are no infringements, misappropriations or other violations by others of valid, enforceable items of Seller Proprietary Rights and Seller Registered Proprietary Rights, and (ii) use of the Seller Proprietary Rights and Seller Registered Proprietary Rights in the operation of the Sellers' Business as currently conducted do not infringe, misappropriate or violate the patents, trademarks, trade names, copyrights, trade secrets or other intellectual property rights of others.

               (f) Except as set forth on Schedule 3.09(f) and upon entry of the Sale Order, the Sellers have good and marketable title to the Seller Proprietary Rights and Seller Registered Proprietary Rights, free and clear of all encumbrances.

               (g) Except as set forth on Schedule 3.09(g), the Sellers have not granted any license with respect to any of the Seller Proprietary Rights or Seller Registered Proprietary Rights to any person.

               (h) Except as set forth on Schedule 3.09(h), none of the Seller Proprietary Rights and Seller Registered Proprietary Rights requires payment of any royalty or fee, however classified, to any person to be used in connection with the Sellers' Business as presently used.

        3.10 EMPLOYEE BENEFIT PLANS; LABOR MATTERS.

               (a) Except as set forth on Schedule 3.10 hereto, no Seller maintains, administers or otherwise contributes to any "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not such plan is subject to any of the provisions of ERISA, which covers any employee or beneficiary of any employee, whether active or retired (any such plan being herein referred to as an "Employee Plan"). None of such Employee Plans is intended to be qualified under Section 401 of the Code. No Seller has any commitment to create any additional Employee Plans.

               (b) True and complete copies of each Employee Plan, including all amendments thereto and related trust or other funding agreements and the latest financial statements thereof, have been heretofore delivered to Buyer, together with (i) a true and complete copy of the three most recent annual reports (if required by law) for each such plan including any and all schedules, opinions and attachments thereto prepared in connection with any such reports, and (ii) a copy of the most recent summary plan description and summary of material modifications of each such plan. None of Seller, any Employee Plan or any "party in interest", as defined in section 3(14) of ERISA, has engaged in a "prohibited transaction", as defined in section 406 of ERISA, which could subject any of them or Buyer to liability under section 409 or 502(i) of ERISA.

               (c) Each Seller and each fiduciary for each of the Employee Plans, is in compliance with the terms of the Employee Plans and with the requirements of any and all laws, statutes, orders, decrees, rules and regulations, including but not limited to ERISA, applicable to each such plan. No Seller has failed to make any contribution to, or to pay any amount due and owing, as required by applicable law or by the terms of any Employee Plan as of the last day of the most recent fiscal year of each of such plans ended prior to the Closing Date.

                (d) To Sellers' Knowledge, there is no pending or threatened legal action, proceedings or investigations against any Seller or any Employee Plan with respect to any such plan, other than routine claims for benefits, which could result in liability to any such plan, or to any Seller, and there is no basis for any such legal action or proceeding.

               (e) Except as set forth on Schedule 3.10, (i) each Seller is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice; (ii) there is no unfair labor practice complaint against any Seller pending before the National Labor Relations Board or any other tribunal; (iii) to Sellers' Knowledge there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or affecting Seller; (iv) no Seller has received notice that any representation or petition respecting any of its employees has been filed with the National Labor Relations Board or comparable foreign regulatory authority; (v) no grievance or any arbitration proceeding arising out of or under any collective bargaining agreements is pending against any Seller; (vi) no Seller has experienced any strike or work stoppage or other industrial dispute involving its employees in the past five years; and (vii) to Sellers' Knowledge no claims, charges, investigations, audits, arbitrations, administrative proceedings or lawsuits are pending or threatened concerning any alleged violation of any Law referenced in subparagraph (i) above.

        3.11 LITIGATION AND OTHER CLAIMS. To the Sellers' Knowledge, there are no actions, suits, arbitration proceedings, claims, administrative charges, investigations, audits or other proceedings related to the Sellers or relating to any of the Purchased Assets pending or threatened before any foreign, federal, state, municipal or other court, department, commission, arbitration panel, board, bureau, agency, body or instrumentality against any Seller or affecting any of the Sellers' property or assets (including the Purchased Assets) at law or in equity except as set forth on Schedule 3.11. No Seller is a party to or subject to the provisions of any order, writ, injunction, decree or judgment of any court or foreign, federal, state, municipal or other governmental or administrative body, department, commission, board, bureau, any securities exchange or other agency or instrumentality in connection with the ongoing operations of the Sellers except as set forth on Schedule 3.11. No Seller is engaged in any arbitration nor has either Seller submitted any disputed matter to an arbitrator in connection with the ongoing operations of the Sellers except as set forth on Schedule 3.11.

        3.12 [INTENTIONALLY OMITTED]

        3.13 COMPLIANCE WITH LAWS. Except as set forth on Schedule 3.13 hereof:

               (a) The Sellers' Business is being conducted in material compliance with all applicable Laws.

               (b) The Sellers comply in all material respects with the standards applicable to the Sellers' Business established by the International Organization for Standardization (ISO). Schedule 3.13(b) sets forth all United States and ISO standards with which the Sellers comply and includes copies of all certificates received by any Seller regarding its compliance with any United States or ISO standards.

        3.14 INSURANCE. The Sellers maintain reasonable and customary insurance insuring the Purchased Assets and the operations of their Business. All policies of insurance of any kind maintained, owned or held by the Sellers are set forth on Schedule 3.14 hereto and such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid other than premiums for which the Sellers are prohibited from making payment by the Bankruptcy Code or the Bankruptcy Court, and to Sellers' Knowledge no notice of cancellation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation or termination.

        3.15 REAL PROPERTY LEASES. Except as set forth on Schedule 3.15, all possible Real Property Leases are valid and binding upon the lessor and are in full force and effect. Except as set forth on Schedule 3.15 and upon entry of the Sale Order, there are no existing defaults by either Seller under the possible Real Property Leases and no event has occurred which (whether with or without notice, lapse of time, or both) would constitute a default thereunder by the Sellers. Sellers have delivered to Buyer true and complete copies of the possible Real Property Leases.

        3.16 CONDITION OF PURCHASED ASSETS. The Purchased Assets are in good repair and working condition, normal wear and tear excepted, are suited for the uses intended, and are in conformity with all applicable laws, ordinances, rules and regulations.

        3.17 ENVIRONMENTAL MATTERS. Except as set forth on Schedule 3.17 hereto:

               (a) Each Seller is in compliance with all environmental laws, regulations, permits and orders applicable to it, and with all laws, regulations, permits and orders governing or relating to asbestos removal or abatement. No Seller has received nor is the subject of any Environmental Claim (as hereinafter defined) with respect to its business.

               (b) Except for temporary storage on premises pending arrangements for removal, no Seller has transported, stored, treated, disposed of or released, nor has it allowed or arranged for any third parties not a party to this Agreement, to transport, store, treat, dispose of or release, Hazardous Substances (as hereinafter defined) or other waste to or at any location other than a site lawfully permitted to receive such Hazardous Substances or other waste for such purposes; no Seller has performed, arranged for or allowed by any method or procedure such transportation, storage, treatment, disposal or release in contravention of any laws or regulations. No Seller has disposed, treated, stored, released or allowed or arranged for any third parties to dispose, treat, store or release Hazardous Substances or other waste upon any property or facility of the Sellers, whether owned or leased.

               (c) There has not occurred, nor is there presently occurring, a Release (as hereinafter defined), treatment, storage or disposal of any Hazardous Substance or other waste on, into, above or beneath the surface of any parcel of real property in which any Seller has or has had an ownership interest or any leasehold interest or which any Seller manages or operates or has managed or operated. For purposes of this Section the term "Release" shall mean releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

               (d) No Seller has transported or disposed of, nor has it allowed or arranged for any third parties to transport or dispose of, any Hazardous Substance or other waste to or at a site, nor does or has any property or facility owned, leased, managed or operated by any Seller, constitute or constituted a site, which, pursuant to the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any similar state law, (A) has been placed on the National Priorities List or its state equivalent or otherwise been designated as an environmental or hazardous waste clean-up site, or (B) the Environmental Protection Agency or the relevant state agency has proposed or is proposing to place on the National Priorities List or its state equivalent or otherwise designate as an environmental or hazardous waste clean-up site. To Sellers' Knowledge, no Seller has received a notice or notice of any facts which could give rise to any notice that any Seller is a potentially responsible party for a federal or state environmental cleanup site or for corrective action under CERCLA or any other applicable law or regulation or of any other Environmental Claim. No Seller has submitted nor was required to submit any notice pursuant to Section 103(c) of CERCLA. To Sellers' Knowledge, no Seller has received any written or oral request for information in connection with any federal or state environmental cleanup site nor has it undertaken (or been requested to undertake) any response or remedial actions or cleanup actions of any kind at the request of any federal, state or local governmental entity, or at the request of any other person or entity.

               (e) To Sellers' Knowledge, there are no laws, regulations, ordinances, licenses, permits or orders relating to environmental or worker safety matters requiring any work, repairs, construction or capital expenditures with respect to the assets or properties of any Seller or otherwise required to be performed by any Seller with respect to any properties or facilities owned, leased, managed or operated by any Seller.

               (f) Schedule 3.17 identifies (A) all environmental audits, assessments or occupational health studies undertaken by any Seller or its agents or by any governmental agencies with respect to the business or properties of any Seller; (B) the results of any groundwater, soil, air or asbestos monitoring undertaken with respect to any real property owned or leased by any Seller; (C) all written communications of any Seller with environmental agencies; and (D) all citations issued with respect to any Seller under the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.).

               (g) For the purposes of this Agreement, "Environmental Claim" shall mean any demand, claim, governmental notice or threat of litigation or the actual institution of any action, suit or proceeding at any time by a Person or entity which asserts that an Environmental Condition constitutes a violation of or otherwise may give rise to any liability or obligation under, any statute, ordinance, regulation, or other governmental requirement or the common law, including, any such statute, ordinance, regulation, or other governmental requirement relating to the emission, discharge, or release of any Hazardous Substance into the environment or the generation, treatment, storage, transportation, or disposal of any Hazardous Substance. "Environmental Condition" shall mean the presence on the Closing Date, or the occurrence on or at any time prior to the Closing Date of any storage, treatment, disposal or Release, or the presence on the Closing Date of any condition or circumstances which thereafter causes or gives rise to any storage, treatment, disposal or Release, whether discovered or undiscovered on the Closing Date, in surface water, ground water, drinking water supply, land surface, subsurface strata or ambient air or any other location, of any pollutant, contaminant, industrial solid waste or Hazardous Substance, arising out of or otherwise related to (i) the operations or other activities of any Seller, or of any predecessor in interest or line of business of any Seller, conducted or undertaken prior to the Closing Date or (ii) any property, facility owned, leased, managed or operated by any Seller. "Hazardous Substance" shall mean any substance defined in the manner set forth in Section 101(14) of the U.S. Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, and shall include any additional substances designated under Section 102(a) thereof or any other substance which is or contains asbestos in any form, urea formaldehyde foam insulation, methane, petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenys in excess of 50 parts per million, or any other chemical material or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited, or regulated by foreign, federal, state, county, regional, local or other governmental authority or which, even if not so regulated, may or could pose a hazard to the health or safety of the occupants of any property or facility or the owners or occupants of any property or facility adjacent thereto.

        3.18 FULL DISCLOSURE. To Sellers' Knowledge, no representation or warranty by Sellers herein (including the Schedules hereto) or in any certificate furnished by or on behalf of Sellers to Buyer in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

        3.19 REPRESENTATIONS AND WARRANTIES TRUE AT THE CLOSING. The representations and warranties of Sellers herein and in any schedule attached hereto shall be true and complete at the Closing Date with the same effect as though made at and as of such time.

                                   ARTICLE IV

                           REPRESENTATIONS, WARRANTIES
                             AND COVENANTS OF BUYER

        Buyer hereby represents and warrants to, and covenants with, Sellers that:

        4.01 ORGANIZATION AND GOOD STANDING. Each of Buyer represents that as to itself, it is a duly incorporated or otherwise formed entity under the laws of its respective state of formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as proposed to be conducted.

        4.02 DUE AUTHORIZATION; NONCONTRAVENTION. Each of Buyer represents as to itself that it has full corporate power and authority to enter into this Agreement, the Related Agreements and any other agreements and documents to be executed and delivered by it at Closing as contemplated hereby (collectively, the "Closing Documents"), to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement, the Related Agreements and the Closing Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and is a valid and binding obligation of Buyer enforceable in accordance with its terms and the Related Agreements and the Closing Documents will, when executed and delivered by Buyer at Closing, constitute valid and binding obligations of Buyer enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditor's rights generally and by legal and equitable limitations on the availability of specific remedies.

        The execution, delivery and performance of this Agreement, the Related Agreements and the Closing Documents will not (i) conflict with or result in a breach or violation of any provision of the organizational documents of Buyer, or of any order, writ, injunction, judgment, decree, law, statute, rule or regulation to which Buyer is a party or by which Buyer may be bound or affected; or (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) or result in the creation of any lien, encumbrance, security agreement, charge, pledge, equity or other claim or right of any person under the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Buyer is a party or by which Buyer may be bound. All necessary authorizations of the transactions contemplated by this Agreement and the Related Agreements required to be obtained by Buyer from any federal, state, local or foreign government or agency shall have been obtained prior to the Closing, and any filings, notifications or disclosures required by law or regulation of any such government or agency shall have been made in such form as is acceptable as filed. Sellers shall cooperate with Buyer with respect to the aforesaid filings, notifications or disclosures to the extent necessary to obtain said authorizations. Buyer will deliver to Sellers at the Closing true and complete copies of all resolutions of its board of directors by which the execution, delivery and performance of this Agreement, the Related Agreements and the Closing Documents and the consummation of the transactions contemplated hereby and thereby were authorized, certified by the Secretary or Assistant Secretary of Buyer as of the Closing Date.

                                   ARTICLE V

                                    EMPLOYEES

        5.01 EMPLOYEES AND EMPLOYEE BENEFITS.

               (a) Buyer shall have no requirement to offer employment to any of the employees of Sellers. Any offer Buyer determines to make shall be for employment at-will by Buyer as new employees of Buyer (subject to any applicable probation period not prohibited by law) to occupy positions designated by Buyer and pursuant to the terms and conditions determined by Buyer in its sole discretion, unless Buyer otherwise agrees in writing with any such employee.

               (b) Schedule 5.01 is a true and complete list of the names and positions of those of Sellers' current and furloughed employees who work in positions related to the Business (the "Employees"). At Buyer's request, Sellers shall deliver, with respect to any Employee designated by Buyer, the following compensation information for fiscal year 2004 and as of the date of Buyer's request: (i) annual base salary; (ii) annual bonus;
        (iii) commissions; (iv) perquisites; (v) benefits; (vi) severance; and
        (vii) all other material items of compensation. Buyer may engage in negotiations to employ any Employee on the condition that any such employment not begin until on or after the Closing Date.

               (c) Sellers shall make available to Buyer to the fullest extent permitted by law, all information and materials reasonably requested by Buyer from the personnel files of each of the Employees who shall have elected to accept employment with Purchaser ("Applicable Employees").

               (d) Seller shall remain responsible for the payment of all benefits that accrue under each of such Seller's or its Affiliates' compensation plans, "employee benefit plans" (as defined in Section 3(3) of ERISA) and stock plans (collectively "Benefit Plans"). Buyer shall not at any time assume any liability under any of the Sellers' Benefit Plans for the payment of any benefits to any active or any terminated, vested or retired participants (or any of their beneficiaries) in any of the Benefit Plans. Buyer assumes no obligations to continue or assume any Benefit Plan or liabilities of the Sellers under any Benefit Plans.

               (e) With respect to any Applicable Employee (and any dependent or beneficiary of any such Applicable Employee), Sellers shall retain all liabilities and obligations arising under any group life, accident, medical, dental or disability plan or similar arrangement (whether or not insured) and any other "employee welfare benefit plan" (as defined in Section 3(1) of ERISA) maintained for the benefit of Sellers' employees and their dependents and other beneficiaries under each such plan or similar arrangement, and such liabilities and obligations shall constitute Retained Liabilities. Buyer shall be responsible only for liabilities and obligations with respect to claims incurred by any Applicable Employee (and any dependent or beneficiary of any such Applicable Employee) on or after the later of the Closing Date and the date upon which such Applicable Employee is hired by Buyer which are covered under any life, accident, medical, dental or disability plan or similar arrangement (whether or not insured) established or made available to Buyer for the benefit of Applicable Employees and their dependents and beneficiaries after the Closing Date. For this purpose claims under any medical, dental, vision, or prescription drug plan, a claim generally will be deemed to be incurred on the date that the service giving rise to such claim is performed and not when such claim is made.

               (f) Any former or current employees of Sellers hired by Buyer may share and utilize any Proprietary Rights, information, inventions or know how derived from their work for Sellers, including without limitation customer lists and employee lists, and Buyer may use any such shared Proprietary Rights, information, inventions or know how. Sellers waive any claims against such employees and Buyer based on such sharing or use including, without limitation, any claims arising under contract, statute or common law.

        5.02 THIRD PARTIES. The covenants of Buyer and Sellers in this Article V are not intended to create any right in any of Sellers' current or former employees or his or her heirs, executors, beneficiaries or personal representatives.

                                   ARTICLE VI

                          WORKERS COMPENSATION, PRODUCT
                      LIABILITY AND WARRANTY RESPONSIBILITY

        6.01 WORKERS COMPENSATION. Sellers will retain responsibility for all workers' compensation claims of employees of Sellers other than Applicable Employees and will retain responsibility for workers' compensation claims by Applicable Employees pending as of the Closing Date or arising as a result of events occurring or conditions caused on or prior to the Closing Date. Buyer will be responsible for workers' compensation claims by Applicable Employees filed after the Closing Date and arising solely as a result of events occurring or conditions caused solely after the later of the Closing Date and the date upon which such Applicable Employee is hired by Buyer.

        6.02 PRODUCT LIABILITY AND WARRANTY CLAIMS. Buyer shall discharge all product liability claims (including claims for injury to person or property), warranty claims and litigation relating to the Business conducted by Buyer and arising from products sold and work performed after the Closing Date; Sellers shall retain responsibility for such claims and litigation relating to products sold and work performed on or prior to the Closing Date.

                                   ARTICLE VII

                  COVENANTS AND AGREEMENTS REGARDING BANKRUPTCY

        7.01 BANKRUPTCY ACTIONS.

               (a) COOPERATION; EFFORTS. Each of Sellers and Buyer shall use its best reasonable efforts to cooperate, assist and consult with each other to procure the entry of the Sale Procedures Order and a sale order (the "Sale Order," substantially in the form attached as Exhibit G, and together with the Sale Procedures Order, the "363/365 Orders") as promptly hereafter as practicable. Without limiting the generality of the foregoing, Sellers each (i) shall comply with all requirements under the Bankruptcy Code and Federal Rules of Bankruptcy Procedure and the Local Rules of the United States Bankruptcy Court for the Northern District of California and any applicable guidelines and procedures (collectively, the "Bankruptcy Rules") in connection with obtaining the 363/365 Orders, (ii) agree to proceed with their Chapter 11 Cases pursuant to and in accordance with the terms and provisions contemplated by the 363/365 Orders, in each case after the order has been entered by the Bankruptcy Court and (iii) comply or cause the compliance with the notice requirements of the 363/365 Orders, in each case after the order has been entered by the Bankruptcy Court, any other applicable order of the Bankruptcy Court as it relates to the Chapter 11 Cases, the Bankruptcy Rules (including, without limitation, Rules 2002, 6004, 6006 and 9014 of the Federal Rules of Bankruptcy Procedure) and any applicable local rules of the Bankruptcy Court with respect to the transactions contemplated by this Agreement. Sellers further agree to give notice of any proceeding in the Chapter 11 Cases to any Person specified by Buyer in writing. In the event that the 363/365 Orders or any other orders of the Bankruptcy Court relating to this Agreement shall be appealed by any party (or a petition for certiorari or motion for reconsideration, amendment, clarification, modification, vacation, stay, rehearing or reargument shall be filed with respect to any such order), each of Sellers and Buyer will cooperate in taking such steps diligently to defend against such appeal, petition or motion and each of Sellers and Buyer and Buyer shall use its best reasonable efforts to obtain an expedited resolution of any such appeal, petition or motion. Buyer must timely provide to Sellers, or to the Bankruptcy Court upon Sellers' request, any information necessary or prudent to obtain Bankruptcy Court approval of the Sale Order, including, but not limited to, the 363/365 Orders, and Sellers agree that Sellers shall cooperate with Buyer to avoid the unnecessary disclosure of any of Buyer's confidential proprietary information. Buyer agrees that Buyer shall cooperate with Sellers to present such information as is necessary or prudent in connection with the Bankruptcy Court's consideration or approval of the Sale Order, including, but not limited to, the 363/365 Orders, and Sellers agree that Sellers shall cooperate with Buyer to avoid the unnecessary disclosure of any of Buyer's confidential proprietary information. Buyer shall not make any filing in the Bankruptcy Court with respect to the 363/365 Orders (or otherwise take any position in the Bankruptcy Court proceedings with respect thereto) without the express written consent of Sellers, which consent may not be unreasonably withheld, conditioned or delayed, or otherwise that would be reasonably likely to result in the failure of the transactions contemplated hereby. Notwithstanding anything to the contrary herein, however, nothing in this Agreement shall be deemed to prohibit or otherwise restrain Buyer from making any filing in the Bankruptcy Court to challenge or object to the entry of an order by the Bankruptcy Court approving the entry by one or more Sellers into an Alternate Transaction (as hereinafter defined); provided that the Sellers do not acknowledge and reserve all rights to challenge Buyer's standing to make any filing in the Bankruptcy Court. Notwithstanding anything to the contrary contained herein, the Sellers shall not be required to act in a manner inconsistent with their fiduciary duties under (a) applicable Law, arising from their status as corporations organized under Delaware Law, or (b) the Bankruptcy Code, arising from their status as a debtor in possession.

               (b) BREAK-UP FEE. Each of Sellers hereby agrees, in the event that a Bankruptcy Court enters an order that becomes final and non-appealable approving a sale or restructuring transaction involving the Sellers' Business or any part thereof (a "Transaction") with a party other than Buyer (an "Alternate Transaction"), Sellers shall pay to Buyer a cash break-up fee (the "Break-Up Fee") in the amount of three percent (3%) of the dollar amount of the Purchase Price. These amounts are intended to compensate Buyer for the time and expense dedicated to this transaction and the value added by Buyer in (i) establishing a bid standard or minimum for other bidders, (ii) placing the Sellers' estate property in a sales configuration mode attracting other bidders to the auction and (iii) for serving, by its name and its expressed interest, as a catalyst for other potential or actual bidders. Subject to entry of the final Sale Procedure Order, the Break-Up Fee shall be deemed a claim and a cost of sale of the Alternate Transaction and shall be payable from the cash proceeds of the Alternate Transaction, if any, before any claim of a lien holder or other creditor of the Sellers, at such time as the order of the Bankruptcy Court approving an Alternate Transaction becomes final and non-appealable. The Sellers agree to support inclusion of the Break-Up Fee provided by this subparagraph in the final Sale Procedures Order .

               (c) NOTIFICATION. Sellers shall promptly provide written notification to Buyer of the fact of any submissions, proposals, offers or inquiries regarding an Alternate Transaction.

               (d) ASSIGNMENT OF RIGHTS. If, in connection with the auction or sale referred to in the Sale Procedures Order, any of Sellers or any of their Affiliates enter into confidentiality or similar agreements with any Person, such Sellers shall assign all rights under those agreements to the extent relating to the Sellers' Business to Buyer at the Closing.

                                  ARTICLE VIII

                              PRE-CLOSING COVENANTS

        The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

        8.01 GENERAL. Each of the Parties will use its reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including supplementing the Schedules hereto as facts become known to the parties and satisfaction, but not waiver, of the closing conditions set forth in
Article IX below). Notwithstanding the foregoing, the supplementing of the Schedules will not relieve Sellers of the obligations with respect to the representations and warranties made herein, subject to the Schedules as originally prepared, nor will it relieve Sellers of their obligations to republish the representations and warranties of Sellers herein at the Closing.

        8.02 OPERATION OF BUSINESS. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Closing, each member of the Seller shall (i) maintain its corporate existence in good standing, (ii) conduct the Business in the ordinary course of business as contemplated in the budget(s) approved in the Chapter 11 Cases, except as otherwise provided in
Section 3.04, (iii) decline to accept prepayments of sums due to Sellers under any contracts, provided however, that Seller may collect payments as they normally come due even if such payments constitute payments for obligations to be performed in the future; (iv) maintain each Benefit Plan, (v) maintain the property, plant and equipment included in the Purchased Assets in the ordinary course of business as contemplated in the budget(s) approved in the Chapter 11 Cases, and (vi) refrain from offering to any customer any discount on or incentive with respect to any product or service (collectively, the "Incentives") in excess of the discount or incentive being offered with respect to such product or service as of the date of this Agreement.

        8.03 BOOKS OF ACCOUNT. The Sellers shall, in respect of the Sellers' Business and the Purchased Assets, maintain its books and records of account in the usual, regular and ordinary manner, consistent with past practices.

        8.04 ACCESS TO INFORMATION. Sellers agree to permit Buyer and representatives of Buyer (including, without limitation, Buyer's legal counsel and accountants) access during normal business hours to Sellers' premises and books and records, following receipt of reasonable notice.

        8.05 KEY EMPLOYEES. Sellers shall use its reasonable efforts to assist Buyer in procuring the employment immediately following the Closing of the employees identified on Schedule 8.06 (the "Key Employees") pursuant to employment agreements reasonably acceptable to Buyer; provided that Buyer acknowledges that such employment decisions will be made by such employees.

        8.06 CONSENTS. The Parties will use their commercially reasonable efforts (including the giving of required notices) to promptly obtain consents (including any Required Consents and any required approvals or permit transfers) of all Persons and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement and the Related Agreements.

        8.07 DELIVERY OF SCHEDULES; NOTICE OF DEVELOPMENTS. (a) The Sellers shall deliver to Buyer as set forth in Section 12.06, a proposed set of Schedules as set forth in this Agreement no later than February 12, 2005. Buyer shall deliver to Sellers' counsel the Schedules set forth in this Agreement no later than 5:00 p.m. (Pacific Standard Time) on February 18, 2005 except as otherwise provided in Section 1.01. (b) From the date hereof until the Closing Date, the Parties shall promptly notify each other in writing and supply full details of (i) any facts indicating that any representation or warranty was not true and correct when made, and (ii) any matter arising after the date hereof which, if existing or occurring at the date of this Agreement would have been required to be set forth or described in the Schedules hereto.

        8.08 RELATED AGREEMENTS. The Parties hereto agree that at Closing or, as regards a particular Assigned Contract, on such later date as Buyer pays the monetary cure for such Assigned Contract, they will execute and deliver the Related Agreements to which they are a Party.

        8.09 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing, without the prior written approval of the other Parties, and Seller shall not issue any press release or make any public announcement relating to the subject matter of this Agreement following the Closing without the prior written approval of Buyer; provided, however, that any Party may make any public disclosure it believes in good faith is (a) required by applicable law or any listing or trading agreement concerning its publicly-traded securities or (b) permitted or required to be filed with the Bankruptcy Court or otherwise disclosed by this Agreement or the Sale Procedures Order (in the case of either (a) or (b) above, the disclosing Party will, prior to making any such disclosure, consult with the other Party regarding such disclosure).

        8.10 ENFORCEMENT OF RIGHTS WITH RESPECT TO EMPLOYEES, ETC. Sellers shall enforce any employee secrecy, non-disclosure, non-competition agreements or covenants by current or former employees and any other rights to protect the Seller Proprietary Rights, the Seller Registered Proprietary Rights and the Business.

        8.11 LIMITATION ON SOLICITATION, ETC. Until the Closing and except as provided in Section 8.05, Buyer shall not, and Buyer shall cause each of its subsidiaries and affiliates not to, directly or indirectly, actively solicit for employment any individual while employed by Sellers; provided, however, general advertisements and other forms of general solicitations for employment shall not be deemed a violation of this provision, provided that if this Agreement is terminated for any reason other than a default by Buyer, this provision shall no longer apply after the date of that termination.

                                   ARTICLE IX

                               CLOSING CONDITIONS

        9.01 CONDITION TO OBLIGATIONS OF ALL PARTIES. The respective obligations of each Party to effect the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following condition:

               (a) NO ORDER, DECREE OR INJUNCTION. Neither Sellers nor Buyer shall be subject to any order, decree or injunction of a court of competent jurisdiction or governmental agency and no statute, rule or regulation shall be enacted or issued which (i) prevents or delays any of the transactions contemplated by this Agreement, or (ii) would impose any limitation on the ability of Buyer effectively to exercise full rights of ownership of the Purchased Assets.

        9.02 CONDITIONS TO THE OBLIGATIONS OF SELLERS. The obligations of Sellers to effect the transactions contemplated hereby shall be further subject to the fulfillment at or prior to the Closing Date of the following conditions, any one or more of which may be waived by Sellers:

               (a) COVENANTS PERFORMED; REPRESENTATIONS AND WARRANTIES TRUE. Buyer shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date, and there shall be as of the Closing Date no material incorrectness of any representation and warranty of Buyer set forth in this Agreement, and Sellers shall have received a certificate to that effect signed by an authorized officer of Buyer;

               (b) BANKRUPTCY COURT APPROVAL. (i)The Bankruptcy Judge presiding over the Chapter 11 Cases shall have signed the Sale Order substantially in the form of Exhibit G, without modification or the imposition of conditions or limitations with respect thereto, except for such immaterial modifications, conditions or limitations which do not, individually or in the aggregate, materially and adversely affect Sellers or Buyer and which Sellers and Buyer approve, (ii) the signed Sale Order shall include a determination that this Agreement has been made and negotiated in good faith and that Buyer is entitled to the protections of Section 363(m) of the Bankruptcy Code as a result, and
        (iii) the Sale Order shall not have been vacated, stayed, amended, reversed or modified.

        9.03 CONDITIONS TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to effect the transactions contemplated hereby shall be further subject to the fulfillment at or prior to the Closing Date of the following conditions, any one or more of which may be waived by Buyer:

               (a) COVENANTS PERFORMED; REPRESENTATIONS AND WARRANTIES TRUE. Sellers shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing Date, and there shall be as of the Closing Date no material incorrectness of any representation and warranty of Sellers set forth in this Agreement, and

        Buyer shall have received a certificate to that effect in the form of Exhibit H from Jonathan Morgan.

               (b) BANKRUPTCY COURT APPROVAL. (i) The Bankruptcy Judge presiding over the Chapter 11 Cases shall have signed the Sale Order substantially in the form of Exhibit G, without modification or the imposition of conditions or limitations with respect thereto, except for such immaterial modifications, conditions or limitations which do not, individually or in the aggregate, materially and adversely affect Buyer and Sellers and which Buyer and Sellers approve, (ii) the signed Sale Order shall include a determination that this Agreement has been made and negotiated in good faith and that Buyer is entitled to the protections of Section 363(m) of the Bankruptcy Code as a result, and
        (iii) the Sale Order shall not have been vacated, stayed, amended, reversed or modified.

               (c) ASSIGNMENTS AND NOVATIONS. Buyer shall have received an assignment or novation (including any necessary third-party consents and approvals) reasonably satisfactory to Buyer to each of the Assigned Contracts which by their terms or by law require third-party consent or approval as a result of the transactions contemplated by this Agreement, except where the Sale Order makes such assignment or novation unnecessary.

               (d) BUYER'S ASSIGNEE. Buyer shall have formed Buyer's Assignee, which shall have assumed all of the rights, obligations and liabilities of Buyer under this Agreement and shall have become "Buyer" for all purposes under this Agreement; provided, however, that MTVP (First Virtual Investments), LLC, Silicon Valley Bank, Huron Consulting Services LLC and Morrison & Foerster LLP shall remain obligated for the forgiveness of debt as set forth in Section 1.05 and for the delivery of acknowledgements of satisfaction of the Secured Debt as set forth in
        Section 10.02.

                                   ARTICLE X

                                   THE CLOSING

        10.01 TIME AND PLACE OF CLOSING. Upon the terms and conditions of this Agreement, the Closing of the transactions contemplated hereby (the "Closing") shall take place, effective as of the close of business on March 11, 2005, or if the conditions contained in Article VIII hereof have not been satisfied or waived by such date then on the second Business Day after the satisfaction or waiver of the last such condition (the "Closing Date"), at the offices of Bingham McCutchen LLP, Three Embarcadero Center, San Francisco, California, or at such other time and place as the Parties hereto may agree in writing. All Closing transactions shall be deemed to take place simultaneously, and no Closing transaction shall be deemed consummated until all transactions to take place at the Closing have been consummated.

        10.02 INSTRUMENTS OF TRANSFER, ETC. At the Closing, or, as regards a particular Assigned Contract, on such later date as Buyer pays the monetary cure for such Assigned Contract, Sellers will deliver to Buyer such deeds, bills of sale, instruments of assignment and other good and sufficient instruments of transfer, executed by Sellers and in a form reasonably satisfactory to Buyer, as Buyer may reasonably require to vest in Buyer all right, title and interest of Sellers in and to the Purchased Assets, and Buyer and Huron Consulting Services LLC shall deliver to Seller the Purchase Price in the form of acknowledgments of satisfaction of the Secured Debt as contemplated by Section 1.05 hereof, and shall also deliver to Sellers the other documents and instruments reasonably required of it at the Closing.

        Without limiting the foregoing, the documents to be delivered by the Parties at the Closing or, as regards a particular Assigned Contract, on such later date as Buyer pays the monetary cure for such Assigned Contract, shall include the following:

               (a) SELLERS. Sellers shall execute and deliver (i) the Related Agreements, (ii) the Secretary's Certificate contemplated by Section
        3.02 hereof, (iii) the certificates contemplated by Section 9.03(a) hereof, and (iv) such other instruments and documents as may reasonably be required of it at the Closing pursuant to the terms of this Agreement.

               (b) BUYER. Buyer shall execute and deliver (i) the Related Agreements, (ii) the Secretary's Certificates contemplated by Section
        4.02 hereof, (iii) the Officer's Certificate contemplated by Section 9.02(a) hereof, and (iv) such other instruments and documents as may reasonably be required of it at the Closing pursuant to the terms of this Agreement.

        Sellers shall deliver to Buyer at the Closing possession of the Purchased Assets being sold pursuant to this Agreement and the entire right, title and interest of Sellers in and to such Purchased Assets shall pass to Buyer at the Closing or, as regards a particular Assigned Contract, on such later date as Buyer pays the monetary cure for such Assigned Contract.

        10.03 TERMINATION OF AGREEMENT. This Agreement may be terminated by the Parties as provided below:

               (a) The Parties may terminate this Agreement by mutual written consent at any time prior to the Closing;

               (b) Buyer may terminate this Agreement by giving written notice to Sellers at any time prior to the Closing (i) in the event that Sellers have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Buyer has notified Sellers of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach, or (ii) if the Closing shall not have occurred on or before March 18, 2005, by reason of the failure of any condition precedent under Section 9.01 or 9.03 hereof (unless the failure results primarily from Buyer itself breaching any representation, warranty, or covenant contained in this Agreement);

               (c) Sellers may terminate this Agreement by giving written notice to Buyer at any time prior to the Closing (i) in the event Buyer has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Sellers have notified Buyer of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach, or (ii) if the Closing shall not have occurred on or before

        March 18, 2005, by reason of the failure of any condition precedent under Section 9.01 or 9.02 hereof (unless the failure results primarily from Sellers' breach of any representation, warranty, or covenant contained in this Agreement); and

               (d) Buyer or Sellers may terminate this Agreement by giving written notice to the other if there shall be in effect any law or regulation that prohibits the consummation of the Closing or if consummation of the Closing would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction.

        10.04 EFFECT OF TERMINATION. If either Party terminates this Agreement pursuant to Section 10.03 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party or their respective Affiliates, directors, officers or employees, except for the return of the escrow deposit upon the termination of this Agreement or the consummation of an Alternative Transaction. Notwithstanding the foregoing sentence, the obligations of the Parties hereto contained in provisions which are stated to survive any termination of this Agreement, including, without limitation, Sections 7.01(b), 8.11, 11.01, 11.03, 12.04 and 12.05 shall survive termination of this Agreement.

                                   ARTICLE XI

                             POST-CLOSING COVENANTS


        11.01 EXPENSES. Except as otherwise provided herein, Sellers and Buyer shall each bear their own costs and expenses incurred in connection with this Agreement, the Related Agreements and the transactions contemplated hereby and thereby. Buyer shall be responsible for fees, commissions, expenses and reimbursements incurred by or required to be paid to its professional advisors (including, without limitation, its legal counsel) and Sellers shall be responsible for the fees, commissions, expenses and reimbursements incurred by or required to be paid to their professional advisors (including, without limitation, its legal counsel).

        11.02 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the Parties hereto will use their best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the sale of the Purchased Assets and the other transactions contemplated by this Agreement and the Related Agreements. From time to time after the date hereof (including after the Closing Date if requested), Sellers will, at their own expense, execute and deliver such documents to Buyer as Buyer may reasonably request in order more effectively to vest in Buyer good title to the Purchased Assets and to more effectively consummate the transactions contemplated by this Agreement and the Related Agreements.

        11.03 COMMISSIONS AND FEES. Except as set forth on Schedule 11.03 hereto, Sellers and Buyer each represent and warrant to the other that no broker, finder, financial adviser or other person is entitled to any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby by reason of any action taken by the Party making such representation. Sellers and Buyer will pay to the other or otherwise discharge, and will indemnify and hold the other harmless from and against, any and all claims or liabilities for all brokerage fees, commissions and finder's fees (other than as described above) incurred by reason of any action taken by such Party.

        11.04 SALES, TRANSFER AND USE TAXES. The Parties recognize and acknowledge that the sale, transfer, assignment and delivery of the Purchased Assets may be exempt under Section 1146(c) of the Bankruptcy Code and the Sale Order from all state and local transfer, recording, stamp or other similar transfer Taxes that may be imposed by reason of the sale, transfer, assignment and delivery of the Purchased Assets. Notwithstanding the foregoing, the Seller on the one hand and the Buyer on the other, will each bear and pay one-half of any sales Taxes, use Taxes, transfer Taxes, documentary charges, recording fees, filing fees or similar Taxes, charges, fees or expenses that may become payable by Buyer or Seller in connection with the sale of the Purchased Assets to Buyer, the assumption by Buyer of the Assumed Liabilities or any of the other transactions contemplated by this Agreement (the "Transfer Taxes").

        11.05 PUBLICITY. Seller shall not issue any press release or make any public announcement relating to the subject matter of this Agreement following the Closing without the prior written approval of Buyer; provided, however, that any Party may make any public disclosure it believes in good faith is (a) required by applicable law or any listing or trading agreement concerning its publicly-traded securities or (b) permitted or required to be filed with the Bankruptcy Court or otherwise disclosed by this Agreement or the Sale Procedures Order (in the case of either (a) or (b) above, the disclosing Party will, prior to making any such disclosure, consult with the other Party regarding such disclosure).

        11.06 ACCOUNTS RECEIVABLE. In the event that, following the Closing Date, Sellers receive any payment with respect to any account receivable that is a Purchased Asset, then Sellers shall promptly remit or forward such payment to Buyer.

        11.07 ENFORCEMENT OF RIGHTS WITH RESPECT TO EMPLOYEES, ETC. For a period beginning as of the Closing Date and continuing until the third anniversary of the Closing Date, Sellers shall assign to Buyer or shall enforce any employee secrecy, non-disclosure, non-competition agreements or covenants by current or former employees and any other rights to protect the Seller Proprietary Rights, the Seller Registered Proprietary Rights and the Business.

                                   ARTICLE XII

                                  MISCELLANEOUS

        12.01 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

        12.02 NO ASSIGNMENT. This Agreement may not be assigned by any Party hereto without the prior written consent of the other Parties, provided, however, that Buyer may assign its rights hereunder, in whole or in part, to any corporation or other entity controlled by, controlling, or under common control with Buyer or its assignee may assign its rights hereunder, in whole or in part, to any purchaser of substantially all of the assets or business of Buyer. In the event of Buyer's assignment of this Agreement to an Affiliate, Buyer will be fully released of all obligations set forth herein except as expressly set forth in Section 12.12 below, and Seller will look solely to the assignee of Buyer with respect thereto. Any attempted or purported assignment by either Party other than in accordance with this Section
12.02 shall be null and void.

        12.03 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by any Party on separate counterparts, each of which as so executed and delivered shall be deemed an original but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement as to any Party, hereto to produce or account for more than one such counterpart executed and delivered by such Party.

        12.04 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of California as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

        12.05 VENUE. Each of the Parties submits to the jurisdiction of the Bankruptcy Court, or, if the Bankruptcy Court declines to exercise jurisdiction, any state or federal court sitting in the County of San Mateo, California, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Any Party may make service on any other Party by sending or delivering a copy of the process (i) to the Party to be served at the address and in the manner provided for the giving of notices in Section 12.06 below. Nothing in this Section 12.05, however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

        12.06 NOTICES. All notices required to be given under the terms of this Agreement or which any of the Parties desires to give hereunder shall be in writing and personally delivered or sent by registered or certified mail, return receipt requested, or sent by facsimile, addressed as follows:

               (a) TO BUYER . If to Buyer addressed to:


           Advisory Services Department
           Silicon Valley Bank
           38 Technology Drive, Suite 150
           Irvine, CA 92618 Facsimile: 949-790-9026
           Attention: Diane LeMay, Senior Advisor

           With a copy to:
           Hopkins & Carley, A Law Corporation
           70 S. First St.
           San Jose, Ca.  95113
           Mailing
           P.O. Box 1469

           San Jose, Ca.  95109-1469
           Facsimile: 408-998-4790
           Attention: Stephen J. Kottmeier, Esq.

              MTVP (First Virtual Investments), LLC
           2815 Eastlake  Avenue East, Suite 300
           Seattle, WA  98102
           Facsimile: 206-299-4888
           Attention:  Thomas Todaro

           With a copy to:
           Bingham McCutchen LLP
           Three Embarcadero Center, 18th Floor
           San Francisco, CA  94111
           Facsimile:  (415) 393-2286
           Attention:  Randy Michelson, Esq.

              Morrison & Foerster LLP
           425 Market Street
           San Francisco, California 94105-2482
           Phone: (415) 268-7000
           Fax: (415) 268-7522
           Attention:  Adam Lewis, Esq.


               (b)    TO SELLERS. If to Sellers addressed to:

                      First Virtual Communications, Inc.
                      3200 Bridge Parkway, Suite 202
                      Redwood City, CA  94065
                      Attention: Jonathan G. Morgan
                      Facsimile No.: 408-988-7077

                      with a copy to:

                      Skadden, Arps, Slate, Meagher & Flom LLP
                      300 South Grand Avenue, Suite 3400
                      Los Angeles, California 90071
                      Attention:  Van C. Durrer, II, Esq.
                      Facsimile No.: 213-687-5600

        Any Party may designate a change in address at any time upon written notice to the other Party.

        12.07 AMENDMENT AND MODIFICATION. The Agreement may be amended, modified or supplemented only by a written instrument executed by the Party against whom such amendment, modification or supplement is sought to be enforced.

        12.08 WAIVER OF COMPLIANCE. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Party or Parties entitled to the benefits thereof only by a written instrument signed by the Party or Parties granting such waiver, but any such waiver or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure or breach.

        12.09 INTERPRETATION. The table of contents and the article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. When used herein, the masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others whenever the context so indicates or permits.

        12.10 INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

        12.11 ENTIRE AGREEMENT. This Agreement, the Related Agreements and that certain letter agreement from Huron Consulting Services LLC dated February 12, 2005, including the schedules, exhibits, documents, certificates and instruments referred to herein and therein, embody the entire agreement and understanding of the Parties hereto in respect of any transactions contemplated by this Agreement and the Related Agreements and supersede all prior agreements and understandings between all the Parties with respect thereto.

        12.12 BUYER'S ASSIGNEE. Buyer may assign all of its rights and obligations hereunder to Buyer's Assignee without the consent of Sellers. At the time that Buyer does so, then wherever the term Buyer is used herein, said term shall thereafter be construed to mean Buyer's Assignee; provided, however, that MTVP (First Virtual Investments), LLC, Silicon Valley Bank, Huron Consulting Services LLC and Morrison & Foerster LLP shall remain obligated for the forgiveness of debt as set forth in Section 1.05 and for the delivery of acknowledgements of satisfaction of the Secured Debt as set forth in Section 10.02.

        IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

                       MTVP (FIRST VIRTUAL INVESTMENTS), LLC


                       By: /s/ Thomas Todaro
                           ------------------------------------------------
                       Name:  Thomas Todaro
                       Title:    Managing Partner

                       SILICON VALLEY BANK


                       By: /s/ C. Diane LeMay
                           ------------------------------------------------
                       Name:  C. Diane LeMay
                       Title:    Senior Vice President

                       MORRISON & FOERSTER LLP


                       By: /s/ Adam A. Lewis
                           ------------------------------------------------
                       Name:  Adam A. Lewis
                       Title:    Partner

                       FIRST VIRTUAL COMMUNICATIONS, INC.


                       By: /s/ Jonathan G. Morgan
                           ------------------------------------------------
                       Name:  Jonathan G. Morgan
                       Title:  President and Chief Executive Officer

                       CUSEEME NETWORKS, INC.


                       By: /s/ Jonathan G. Morgan
                           ------------------------------------------------
                       Name:  Jonathan G. Morgan
                       Title:  President and Chief Executive Officer

                                Schedule 1.01(a)

                              Real Property Leases

                                Schedule 1.01(b)

                        Furniture, Machinery & Equipment

                                Schedule 1.01(c)

                           Assumed Contracts; Defaults

                                Schedule 1.01(f)

                 Government Licenses, Permits and Authorizations

                                Schedule 1.01(h)

       Seller Proprietary Rights and Seller Registered Proprietary Rights

                               Schedule 1.01(k)

                           Assumed Insurance Policies

                                  Schedule 1.02

                                 Retained Assets

                                  Schedule 3.01

                         Organization and Good Standing

                                Schedule 3.01(b)

                             Assets of Subsidiaries

                                  Schedule 3.02

                                Noncontravention

                                  Schedule 3.04

            Operation of Business in the Ordinary Course - Exceptions

                                Schedule 3.06(a)

                          Sellers' Contracts; Defaults

                                Schedule 3.06(b)

                         Government Contracts; Defaults

                                Schedule 3.06(c)

                                   Cure Costs

                                  Schedule 3.07

               Licenses, Permits and Authorizations -- Exceptions

                                  Schedule 3.08

                             Encumbrances on Assets

                                Schedule 3.09(b)

                             IP -- Computer Programs

                                Schedule 3.09(c)

                                Licensee Software

                                Schedule 3.09(d)

                                IP -- Litigation

                                Schedule 3.09(e)

                               IP -- Infringements

                                Schedule 3.09(f)

                               IP -- Encumbrances

                                Schedule 3.09(g)

                                 IP -- Licenses

                                Schedule 3.09(h)

                               IP -- Royalty Fees

                                  Schedule 3.10

                             Employee Benefit Plans

                                  Schedule 3.11

                                   Litigation

                                  Schedule 3.13

                              Compliance with Laws

                                Schedule 3.13(b)

                          List of US and ISO Standards

                                  Schedule 3.14

                                    Insurance

                                  Schedule 3.16

                        Real Property Leases; Exceptions

                                  Schedule 3.17

                              Environmental Matters

                                  Schedule 5.01

                                    Employees

                                  Schedule 8.06

                                  Key Employees

                                 Schedule 11.03

                              Commissions and Fees

                                                                       EXHIBIT A

                            FORM OF PATENT ASSIGNMENT


        THIS PATENT ASSIGNMENT ("Assignment") is made as of this       day
of                                   , 2005 ( the "Closing Date"), by
[                                            ],  a Delaware corporation with its
principal office at [                                   ] ("Assignor"), in favor
of ____________., a corporation organized under the laws of the _______________ with its principal office at [
                                                      ] ("Assignee").

        WHEREAS, pursuant to the Asset Purchase Agreement dated as of , 2005, among Assignor, Assignee, and the parties named therein, (the "Purchase Agreement"), Assignor is transferring substantially all assets of the Business (as defined in such Purchase Agreement), including the assignment to Assignee of the United States patents, United States patent applications and their foreign equivalents identified and set forth on Schedule A hereto (the "Patents"); and


        WHEREAS, Assignee wishes to acquire and Assignor wishes to assign to Assignee all right, title and interest in and to the Patents;


        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor agrees as follows:


        1. Assignor does hereby sell, assign, transfer and set over to Assignee, the entire right, title and interest in and to the Patents, for the United States and for all foreign countries (if any), including any divisions, reissues, reexaminations, extensions or foreign equivalents thereof or continuations or continuations-in-part that have been filed, and including the subject matter of all claims which may be obtained therefrom for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment had not been made; together with all income, royalties, damages or payments due or payable as of the Closing Date (as defined in the Purchase Agreement) or thereafter, including, without limitation, all claims for damages by reason of past, present or future infringement or other unauthorized use of the Patents, with the right to sue for, and collect the same for its own use and enjoyment, and for the use and enjoyment of its successors, assigns, or other legal representatives.

        2. Assignor authorizes and requests the Commissioner of Patent and Trademarks to record Assignee as owner of the Patents, including any divisions, reissues, reexaminations or extensions thereof or continuations or continuations-in-part that have been filed, and to issue any and all letters patent of the United States thereon to Assignee, as assignee of the entire right, title and interest in, to and under the same, for the sole use and enjoyment of Assignee, its successors, assigns or other legal representatives.


                            [SIGNATURE PAGE FOLLOWS]

        IN TESTIMONY WHEREOF, Assignor has caused this Assignment to be signed and executed by its undersigned duly authorized officer.

                                      [ASSIGNOR]


                                      By:
                                          --------------------------------------

                                      Name:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------


STATE OF                     )
                             :  ss.:
COUNTY OF                    )

               On this day of , 2005, there appeared before me , personally known to me, who acknowledged that he signed the foregoing Assignment as [his/her] voluntary act and deed on behalf and with full authority of [Assignor].



                                         --------------------------
                                               Notary Public

                                   SCHEDULE A

                                     Patents

                                                                       EXHIBIT B

                        FORM OF ASSIGNMENT OF TRADEMARKS

        KNOW ALL MEN BY THESE PRESENTS that [ ], Assignor, a corporation organized and existing under the laws of Delaware, having a principal office or place of business at [ ], has adopted, owns and has used the trademarks listed in Schedule A (the "Marks").

        WHEREAS, ______________, a corporation organized and existing under the laws of the __________________, with its principal place of business at [ ] ("Assignee"), desires to acquire the Marks and all associated goodwill in said Marks, and the pending application;

        In consideration of the Purchase Price, as defined in that certain Asset Purchase Agreement dated as of _________________, 2005 by and among Assignor, Assignee, and the parties named therein, and other good and valuable consideration to it paid by Assignee, the receipt whereof is hereby acknowledged, Assignor does hereby sell, assign and transfer to Assignee, all of Assignor's rights, title and interest in and to the Marks, together with the goodwill of the business symbolized by the Marks and with all causes of action, claims and demands or other rights for, or arising from, any infringement, including the right to sue for any past, present or future infringement of the Marks and related claims, including the right to sue for injunctive relief and to collect damages for its own use and enjoyment, and for the use and enjoyment of its successors, assigns, or other legal representatives.

        Executed at _________________________________________, this _____ day of
_______________________, 2005


                                   [ASSIGNOR]

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                         SCHEDULE A -- SCHEDULE OF MARKS

                                                                       EXHIBIT C

                          FORM OF COPYRIGHT ASSIGNMENT


        THIS COPYRIGHT ASSIGNMENT ("Assignment") is made as of this       day
of                                   , 2005 ( the "Closing Date"), by [
                                                ],  a Delaware corporation with
its principal office at [                                   ] ("Assignor"), in
favor of ______________a corporation organized under the laws of the ____________with its principal office at [
                                                      ] ("Assignee").


        WHEREAS, pursuant to the Asset Purchase Agreement dated as of , 2005, among Assignor, Assignee, and the parties named therein, (the "Purchase Agreement"), Assignor is transferring substantially all assets of the Business (as defined in such Purchase Agreement), including the assignment to Assignee of the United States copyrights, United States copyright registrations and applications and their foreign equivalents identified and set forth on Schedule A hereto (the "Copyrights"); and


        WHEREAS, Assignee wishes to acquire and Assignor wishes to assign to Assignee all right, title and interest in and to the Copyrights;


        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor agrees as follows:


        1. Assignor does hereby sell, assign, transfer and set over to Assignee, the entire right, title and interest in and to the Copyrights, for the United States and for all foreign countries (if any), including any renewals, extensions or foreign equivalents thereof, and for the use and enjoyment of its successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by Assignor if this assignment had not been made; together with all causes of actions, claims and demands or other rights for, or arising from, any infringement, including the right to sue for any past, present or future infringement of the Copyrights and related claims, including the right to sue for injunctive relief and to collect damages.


        2. Assignor authorizes and requests the Register of Copyrights to record Assignee as owner of the Copyrights, including any renewals or extensions thereof, and to issue any registrations to Assignee, as assignee of the entire right, title and interest in, to and under the same, for the sole use and enjoyment of Assignee, its successors, assigns or other legal representatives.

                            [SIGNATURE PAGE FOLLOWS]

        IN TESTIMONY WHEREOF, Assignor has caused this Assignment to be signed and executed by its undersigned duly authorized officer.


                                   [ASSIGNOR]

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------



STATE OF                     )
                             :  ss.:
COUNTY OF                    )

         On this                 day of               , 2005, there appeared
before me , personally known to me, who acknowledged that he signed the foregoing Assignment as [his/her] voluntary act and deed on behalf and with full authority of [Assignor].



                                    -----------------------
                                        Notary Public

                                   SCHEDULE A

                                   Copyrights

                                                                       EXHIBIT D

                              FORM OF BILL OF SALE


        This BILL OF SALE dated as of _________________, 2005 entered into by FIRST VIRTUAL COMMUNICATIONS, INC., a Delaware corporation, CUSEEME NETWORKS, INC., a Delaware corporation (collectively, the "Sellers") in favor of _________________, a corporation organized under the laws of the __________(the "Buyer").

        All capitalized terms used herein and not defined shall have the meanings given to them in the Asset Purchase Agreement dated as of February ___, 2005 by and among the Sellers and the Buyer (the "Purchase Agreement").

                                   BACKGROUND

        Pursuant to the terms and conditions of the Purchase Agreement the Sellers have agreed that they may sell, convey, transfer, assign and deliver to the Buyer, or cause to be sold, conveyed, transferred, assigned and delivered to the Buyer, and the Buyer has agreed to purchase, acquire and accept from the Sellers, all of their right, title and interest in and to the Purchased Assets being sold to the Buyer thereunder.

        To effect such transactions and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the Sellers agree as follows:

                                      TERMS

        Section 1. Sale. Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions set forth therein, the Sellers hereby sell, convey, transfer, assign and deliver to the Buyer, its successors and assigns, all of the Sellers' right, title and interest as of the date hereof in and to the Purchased Assets, free and clear of all liens to the extent provided in the Sale Order.

        Section 2. Rights Cumulative; Conflict With Purchase Agreement. The rights and remedies of the Buyer and the duties and obligations of Sellers hereunder shall be cumulative and in addition to the rights and remedies of the Buyer and the duties and obligations of Sellers under the Purchase Agreement. Nothing herein shall be deemed to limit the rights and remedies of the Buyer and the duties and obligations of Sellers under the Purchase Agreement and, to the extent of any conflict between the terms and conditions of this Bill of Sale and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall govern, supersede and prevail. Notwithstanding anything to the contrary herein, nothing herein is intended to, nor shall it, extend, amplify or otherwise alter the representations, warranties, covenants and obligations of the Sellers or the Buyer contained in the Purchase Agreement or the survival thereof.

        Section 3. Further Assurances. The Sellers do hereby agree, from and after the date hereof upon the reasonable request of the Buyer, to execute such other documents as the Buyer may require to obtain the full benefit of this Bill of Sale and the Sellers' obligations hereunder.

        Section 4. Governing Law. This Bill of Sale shall be governed by and construed under the substantive laws of the State of California without reference to conflicts of laws principles.

        IN WITNESS WHEREOF, the Sellers have caused this Bill of Sale to be executed by its duly authorized officer and Sellers have executed this Bill of Sale as of the date first above written.

                                    FIRST VIRTUAL COMMUNICATIONS, INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    CUSEEME NETWORKS, INC.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                                                       EXHIBIT E

                             FORM OF ASSIGNMENT AND
                               ASSUMPTION OF LEASE

        THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is made this ______ day of ______________, 2005 (the "Effective Date"), by and between
[                                          ], a Delaware corporation
(hereinafter called "Assignor") and [__________., a corporation organized under the laws of _____________] (hereinafter called "Assignee").

                              W I T N E S S E T H :

        (a) Pursuant to that certain Purchase Agreement dated as of February , 2005, by and among Assignor, Assignee and the parties named therein, Assignor agreed to assign and Assignee agreed to assume the lease for the premises known as (the "Lease").

        (b) Assignor desires to assign to Assignee by this Assignment the Lease, and Assignee intends to assume and undertake to perform all of Assignor's obligations from and after the Effective Date, under and with respect to the Lease.

        NOW, THEREFORE, the parties do hereby agree as follows:

        1. Assignor assigns and transfers to Assignee all of Assignor's right, title and interest with respect to the Lease, and all of the rights of Assignor thereunder.

        2. Assignee assumes and agrees to perform and discharge all obligations of Assignor with respect to the Lease from and after the Effective Date.

        3. This Assignment shall be binding upon, enforceable by and shall inure to the benefit of the successors and assigns of the parties.

        4. This Assignment may be signed in multiple counterparts which, when taken together and signed by all parties and delivered to any other party hereto, shall constitute a binding agreement between the parties.

        5. This Assignment shall be governed by and construed in accordance with the laws of the State of [ ].

        IN WITNESS WHEREOF, Assignor and Assignee have signed this Assignment as of the date and year first above written.


                                    ASSIGNOR:

                                    [                                       ]

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    ASSIGNEE:

                                    --------------------------------------------


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                           ACKNOWLEDGEMENT AND RELEASE

The undersigned, as Landlord pursuant to the Lease (as defined in the foregoing Assignment and Assumption of Lease) hereby acknowledges the Assignment and Assumption of Lease and agrees that [ ] (the "Assignor") shall be and hereby is relieved from any further obligations, duties or liabilities accruing under the Lease from and after the Effective Date of the foregoing Assignment and Assumption of Lease. Assignor shall be exclusively liable for any obligations, duties or liabilities accruing under the Lease prior to the Effective Date of the foregoing Assignment and Assumption of Lease.

[LANDLORD]

By:
   -------------------------------------
   Name:
   Title:

                                                                       EXHIBIT F


                 FORM OF ASSIGNMENT AND ASSUMPTION OF CONTRACTS


               THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS is made and entered into on _______________, 2005 by and between [ ], a Delaware corporation (the "Assignor"), and [____________ a corporation organized under the laws of ___________ (the "Assignee").

               All capitalized terms used herein and not defined shall have the meanings given to them in the Asset Purchase Agreement dated as of _____________, 2005 by and among the Assignor, the Assignee, and the parties named therein (the "Purchase Agreement").

                                   BACKGROUND

               Pursuant to the terms and conditions of the Purchase Agreement, the Assignor has agreed to assign to the Assignee the Assignor's right, title and interest in and to the Assigned Contracts free and clear of all liens, and the Assignee has agreed to assume certain of the Assignee's performance obligations under the Assigned Contracts.

               To effect such transactions and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Assignor and the Assignee agree as follows:

                                      TERMS

               SECTION 1 ASSIGNMENT. Pursuant to the Purchase Agreement, and on the same terms and conditions stated therein, the Assignor hereby sells, conveys, transfers, assigns and delivers to the Assignee all of the Assignor's right, title and interest in and to the Assigned Contracts, free and clear of all liens to the extent provided in the Sale Order.

               SECTION 2 ASSUMPTION. The Assignee hereby accepts the foregoing assignment, and assumes and undertakes to timely discharge and perform the performance obligations under the Assigned Contracts to the extent set forth in
Section 1.03 of the Purchase Agreement.

               SECTION 3 DUTIES AND OBLIGATIONS OF ASSIGNOR. The Assignor shall not be bound by, liable for or required to perform any duties and obligations under the Assigned Contracts which are provided for in any amendment, modification, renewal, extension or supplement to any of the Assigned Contracts which may be entered into after the date hereof.

               SECTION 4 FURTHER ASSURANCES. The Assignor agrees to execute and deliver all such further transfers, assignments and conveyances and assurances as may reasonably be requested by the Assignee in order to effect the full assignment of the Assigned Contracts to the Assignee as contemplated herein.

               SECTION 5 RIGHTS CUMULATIVE; CONFLICT WITH PURCHASE AGREEMENT. The rights and remedies of the Assignee and the duties and obligations of the Assignor hereunder shall be cumulative and in addition to the rights and remedies of the Assignee and the duties and obligations of the Assignor under the Purchase Agreement. Nothing herein shall be deemed to limit the rights and remedies of the Assignee and the duties and obligations of the Assignor under the Purchase Agreement and, to the extent of any conflict between the terms and conditions of this Assignment and Assumption of Contracts and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall govern, supersede and prevail. Notwithstanding anything to the contrary herein, nothing herein is intended to, nor shall it, extend, amplify or otherwise alter the representations, warranties, covenants and obligations of the Buyer contained in the Purchase Agreement or the survival thereof.

               SECTION 6 GOVERNING LAW. This Assignment and Assumption of Contracts shall be governed and construed under the substantive laws of California, without reference to conflicts of laws principles.

               IN WITNESS WHEREOF, the Assignor and Assignee have caused this Assignment and Assumption of Contracts to be executed as of the date first above written.

                                  Assignor:

                                  [                                 ]


                                  By:
                                        ---------------------------------------
                                  Name:
                                  Authorized Signatory


                                  Assignee:

                                  ----------------------------------------------


                                  By:
                                        ----------------------------------------
                                  Name:
                                  Authorized Signatory

                                                                       EXHIBIT G


                               FORM OF SALE ORDER

                                   (attached)

                                                                       EXHIBIT H

                             FORM OF CERTIFICATE OF

                                 JONATHAN MORGAN


        I, Jonathan Morgan, certify that:

        1. I am delivering this certificate to Buyer pursuant to Section 9.03(a) of the Asset Purchase Agreement by and among MTVP (First Virtual Investments), LLC, Silicon Valley Bank, Morrison & Foerster LLP, First Virtual Communications, Inc. and CUseeMe Networks, Inc. dated as of February ___, 2004 (the "Agreement").

        2. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

        3. As of the date hereof, Sellers have performed and complied in all material respects with the covenants contained in the Agreement.

        4. As of the date hereof, the representations and warranties of the Sellers set forth in the Agreement are true and correct in all material respects.

        IN WITNESS WHEREOF, I have executed this Certificate as of this _____ day of March, 2005.



                                        ----------------------------------------
                                        Jonathan Morgan

                                                                       EXHIBIT I

                                   DEFINITIONS

Capitalized terms used in this Agreement that are not otherwise defined herein shall have the following meaning for the purposes of this Agreement:

               (a) "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, "control" as applied to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract, or otherwise.

               (b) "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in San Francisco, California, are authorized or obliged by law or executive order to close.

               (c) "Code" means the Internal Revenue Code of 1986, as amended, together with the Treasury regulations promulgated thereunder.

               (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (e) "GAAP" means generally accepted accounting principles as in effect and as applied in the United States.

               (f) "Government Contract" means those Assumed Contracts between a Seller and the U.S. Federal government or any agency thereof or a Seller and another party which is party to a contract with the U.S. federal government or any agency therefor under which such Seller acts as subcontractor to such other party and is obligated pursuant to any contractual flow-down provisions to abide by any government contracting regulations, including the Federal Acquisition Regulations, that are applicable for the principal contractor.

               (g) "Governmental Authority" means any domestic or foreign supranational, national, federal, state or local judicial, legislative, executive or regulatory authority.

               (h) "Law" means any federal, state, local or foreign law, statute, code, ordinance, rule, regulation, Order or rule of common law.

               (i) "Order" means any decree, injunction, judgment, order, ruling, binding settlement agreement or writ.

               (j) "Person" means and includes an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a governmental entity or any department or agency thereof.

               (k) "Proprietary Rights" means all (i) U.S. and foreign patents, patent applications, patent disclosures and improvements thereto, including petty patents, utility models, design patents and provisional and non-provisional applications therefor and reissues and extensions thereof, and rights of priority thereunder, (ii) registered and unregistered U.S. and foreign trademarks, service marks, trade dress, logos, trade names and corporate names and the goodwill associated therewith and registrations and applications for registration thereof,
        (iii) U.S. and foreign copyrights and registrations and applications for registration thereof, (iv) U.S. and foreign mask work rights and registrations and applications for registration thereof, (v) rights in know-how, proprietary information and trade secrets, (vi) software and database and data rights, (vii) domain name registrations and contents of all websites, (viii) other proprietary rights, and (ix) licenses granting any rights with respect to any of the foregoing.

               (l) "Registered Proprietary Rights" means all United States, international and foreign: (i) issued patents and patent applications (including provisional applications), (ii) registered trademarks and servicemarks, applications to register trademarks and servicemarks, intent-to-use applications, other registrations or applications to trademarks or servicemarks, (iii) registered copyrights and applications for copyright registration, (iv) any mask work registrations and applications to register mask works, and (v) any other Proprietary Right that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.

               (m) "Sale Procedures Order" means the Interim Order Approving Bidding Procedures and Protections entered on February 8, 2005 in the Sellers' Chapter 11 Cases, as it may be amended or modified by the Final Order Approving Bidding Procedures to be considered at and entered following the hearing scheduled for February 14, 2005 before the Bankruptcy Court.

               (n) "Securities Act" means the U.S. Securities Act of 1933, as amended.

               (o) "Seller Proprietary Rights" means any Proprietary Right (including, but not limited to, all websites maintained or owned by any Seller or anyone on its behalf (or used by others with the approval of any Seller) and the exclusive right to use the names First Virtual Communications, Inc., FVC, CUseeMe Networks, Inc. and Click to Meet Version 4.1) that (i) is owned or used by, (ii) is licensed to, or (iii) was developed or created by or for the Sellers.

               (p) "Seller Registered Proprietary Rights" means all Registered Proprietary Rights owned by, filed in the name of, assigned to or applied by or for the Sellers.

               (q) "Sellers' Knowledge" means, with respect to the Transactions and the Purchased Assets, the actual knowledge of any of the officers of the Sellers.

               (r) "Tax" or "Taxes" means any foreign, United States federal, state or local income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including all estimated taxes, deficiency assessments and any interest, penalty or addition thereto.

               (s) "Transactions" means the sale of the Purchased Assets, assumption of the Assumed Liabilities and the other transactions contemplated by this Agreement.